                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT

D E C E M B E R  3 1 ,  2 0 1 2

diversification

Van Eck Funds

CM Commodity Index Fund

Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund

Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund

Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Multi-Manager Alternatives Fund

Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

Unconstrained Emerging Markets Bond Fund

Class A: EMBAX / Class C: EMBCX / Class I: EMBUX / Class Y: EMBYX

Van ECK Global Since 1955

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2012.

VAN ECK FUNDS

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220

CM COMMODITY INDEX FUND

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned 1.23% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2012. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI)1. The CMCI returned 2.80% during the period.2

The Fund and the CMCI outperformed both the Dow Jones-UBS Commodity Index3 (DJ-UBS), which declined 1.06%, and the S&P GSCI® Index4 (GSCI), which rose 0.08%.

The Fund and the CMCI outperformed the DJ-UBS primarily because each significantly outperformed with respect to roll yield5 within the energy sector. Within the energy sector, West Texas Intermediate (WTI) crude oil was significantly affected by contango6 effects during the annual period.

The CMCI is diversified across 28 commodity components and five sectors—energy, precious metals, industrial metals, agriculture and livestock. The Index can include futures contracts with maturities from around three months to three years. Target weights and maturities are set semi-annually, and the CMCI is rebalanced back to target weights monthly to reduce the risk of overconcentration in any one commodity.

We continue to believe that a constant maturity approach should be the benchmark for commodities.

¾	This approach, which invests across various time periods of the commodity futures curve, seeks to reduce the adverse effects of negative roll yield that can erode the performance of commodity investments over time.

¾	Unlike traditional indices, the CMCI is diversified along the entire liquid futures curve and uses a continuous roll mechanism that is the foundation of its constant maturity approach.

Overview

¾	In the energy sector, where the three indices differentiated most in return during the annual period, the CMCI outperformed both the DJ-UBS and the GSCI. In the CMCI, energy returned -0.19%. The energy sectors in the DJ-UBS and GSCI returned -9.36% and -1.37%, respectively.

¾	The constant maturity approach proved itself again during the annual period, as the roll yield[5] was -0.94% for the CMCI. This bettered the -4.70% roll yield of DJ-UBS, and only modestly lagged the -0.27% roll yield of the GSCI.

—	Importantly, the CMCI outperformed the DJ-UBS in four of five sectors and the GSCI in three of five sectors with respect to roll yield during the annual period.

—	In all, then, the CMCI’s constant maturity approach mitigated successfully the potential negative effects of negative roll yield during the annual period.

Fund Review—Performance Drivers

Fund performance for the year was derived primarily from swap contracts on the UBS Bloomberg Constant Maturity Commodity Total Return Index. Contracts outstanding as of yearend are presented on the Fund’s Schedule of Investments.

Of the five sectors represented in the CMCI, the precious metals sector led the way during the annual period, increasing 6.30%. Silver was the best performer within the sector, returning 7.71% during the annual period. Gold was up 6.06%.

The agriculture sector was also positive, gaining 4.80% during the annual period. Soybean meal was the best performer within the sector, surging 52.62%. Soybeans and corn also rallied, gaining 26.06% and 19.09%, respectively. The worst performers within the sector were orange juice and coffee, which fell 28.18% and 40.77%, respectively.

The industrial metals sector gained ground as well, advancing 2.50% during the annual period, as a global economic slowdown began to see some turnaround, leading to increased demand for these commodities. Lead and zinc were the best performers within the sector, gaining 11.37% and 9.32%, respectively. The worst performer within the sector was nickel, finishing the annual period down 9.68%.

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CM COMMODITY INDEX FUND

Overview Sector Performance Performance of UBS Bloomberg CMCI Indices (all TotalReturn) Past performance does not indicate future results. Monthly closing prices 12.30.11-12.31.12. Source:UBS AG, Bloomberg

Energy was slightly down for the annual period, falling 0.19%. RBOB gasoline was the best performer in the sector, up 15.17%. Natural gas was the weakest commodity within the energy sector, declining 17.81%. Crude oil dropped 6.99%.

The livestock sector was the worst performing sector during the annual period, down 5.89%. Live cattle fell 4.50%, and lean hogs fell 8.17%.

Fund Review—Roll Yield

The CMCI outperformed the DJ-UBS with respect to roll yield in four of five sectors, with the most significant outperformance in the energy sector. The CMCI’s energy sector roll yield was -1.63% versus -11.86% for the DJ-UBS. This 10.23 percentage point difference was the widest margin among all sector-by-sector comparisons between the two indices. All other sector-by-sector comparisons fell at or below 1.62 percentage point differences.

The CMCI outperformed the GSCI in three of five sectors, albeit by modest margins. The CMCI’s underperformance of the GSCI in the remaining two of five sectors was also modest, though it was enough to give the GSCI the edge in overall composite roll yield outperformance for the annual period.

Livestock was a significant driver of negative roll yield for the three indices, as you can see in the chart here. Livestock hurt all three indices in close magnitude because livestock futures contracts tend to be concentrated in the three-month and six-month maturities. This narrow range of maturities provides a lesser opportunity to benefit from the CMCI’s constant maturity approach, which spreads exposure further out along the maturity spectrum.

From 12/30/2011	To 12/31/2012	Composite	Energy	Industrial Metal	Precious Metal	Agriculture	Livestock
ROLL YIELD	CMCI	-0.94%	-1.63%	-2.30%	-0.79%	2.78%	-10.93%
ROLL YIELD	DJUBS	-4.70%	-11.86%	-3.37%	-0.99%	1.79%	-9.32%
ROLL YIELD	GSCI	-0.27%	0.15%	-2.42%	-0.95%	2.36%	-9.55%

The roll yield in the agriculture sector positively impacted all three indices. Precious metals usually track their spot prices closely in the three indices, with small differences in roll yields among the three. Indeed, this trend held true during the annual period.

2

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Michael F. Mazier
Portfolio Manager

January 17, 2013

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
[2]	The Fund is passively managed and may not hold each CMCI component in the same weighting as the CMCI and is subject to certain expenses that CMCI is not. The Fund thus may not exactly replicate the performance of CMCI.
[3]	Dow Jones-UBS Commodity Index (DJ-UBS) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.
[4]	S&P® GSCI Index (GSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. GSCI buys and sells short-term futures contracts.
[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)]—1.
[6]	Contango occurs when the price of a futures contract exceeds the expected spot price at contract expiration. In contango, when futures prices are falling, the seller benefits. Conversely, backwardation occurs when the price of a futures contract is below the expected spot price at contract expiration. In this scenario, when futures prices are rising, the buyer benefits.

3

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMCI
One Year	(4.62)%	1.23%	2.80%
Life (since 12/31/10)	(6.36)%	(3.55)%	(2.17)%

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/12	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMCI
One Year	n/a	1.59%	2.80%
Life (since 12/31/10)	n/a	(3.20)%	(2.17)%

Hypothetical Growth of $10,000 (Since Inception: Class I)

4

Average Annual Total Return 12/31/12	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMCI
One Year	n/a	1.59%	2.80%
Life (since 12/31/10)	n/a	(3.26)%	(2.17)%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.39% / Net Expense Ratio 0.95%
[2]	I shares: no sales or redemption charges
Gross Expense Ratio 1.01% / Net Expense Ratio 0.65%
[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.30% / Net Expense Ratio 0.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

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CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CM Commodity Index Fund

				Expenses Paid
		Beginning	Ending	During the Period*
		Account Value	Account Value	July 1, 2012 -
		July 1, 2012	December 31, 2012	December 31, 2012
Class A	Actual	$1,000.00	$1,048.20	$4.94
	Hypothetical**	$1,000.00	$1,020.32	$4.87
Class I	Actual	$1,000.00	$1,051.80	$3.38
	Hypothetical**	$1,000.00	$1,021.84	$3.33
Class Y	Actual	$1,000.00	$1,051.90	$3.60
	Hypothetical**	$1,000.00	$1,021.63	$3.55

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 0.96% on Class A Shares, 0.66% on Class I Shares and 0.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one- half year period).

**	Assumes annual return of 5% before expenses

6

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) advanced 30.44% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2012. The Fund substantially outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which gained 18.63%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also notably outpaced the MSCI EM Small Cap Index2, which rose 22.60%, for the same period.

The Fund outperformed the MSCI EM Index primarily because of effective stock selection, especially in China, Brazil and Indonesia. The Fund employs a bottom-up process and is designed with a “growth at a reasonable price” (GARP) discipline. Growth is oriented toward strong secular stories, many of which reflect domestic demand themes. This emphasis on investments geared to domestic demand within the emerging markets also stood in good stead during a year of anemic global trade growth.

Overview

■	After a strong start to 2012, a number of global concerns, including uncertainty regarding the Eurozone, the euro and the pace of China’s economic growth, conspired to largely dissipate the year’s early gains in emerging markets.
■	Resolution, or at least postponement, of specific event risk in Europe and the U.S., combined with some stabilization in China’s economic expectations, created a better investment environment during the second half of the year.
■	Less global uncertainty, notwithstanding the hard graft of fiscal austerity, allowed the relatively better fundamentals embedded in emerging market economies to be reflected in stock performance.
■	At yearend, developed economy monetary stimulus seems to have trumped other concerns for the emerging market asset class, pushing higher valuations onto a still weak earnings story.
■	Disciplined stock selection based on fundamental appraisal of individual stocks, exhibiting the core characteristics of secular growth at reasonable prices, eschewing the vicissitudes of headline “risk on, risk off” was amply rewarded during the year.

Fund Review

Individual contributors to the Fund’s performance were well diversified among sectors, but overall, stock selection was strongest in telecommunication services, energy and financials (including real estate). Being substantially underweight the materials and energy sectors further boosted the Fund’s relative results. Both the consumer discretionary and consumer staples sectors performed well during the year, but we increasingly emphasized consumer discretionary stocks because of our significant concerns about what we felt were the expensive valuations of larger capitalization consumer staples stocks. One of the few consumer non-cyclical stocks that we own is a company called Biostime (1.3% of Fund net assets†). The stock is listed in Hong Kong and sells premium infant formulas and probiotic supplements in China. When we invested, the stocks market capitalization was just north of $1 billion, but importantly for us, valuations were very reasonable, trading at about 12x forward earnings. Much larger companies in the staples space in China often frequently trade at twice the valuation for similar or lower growth rates. The Fund has the key advantage of being able to participate in interesting, smaller opportunities, and for them to make a significant difference to fund performance.

But the Fund does not suffer the constriction of being a dedicated small-cap fund, and when the situation is right, we absolutely invest in some very large emerging market companies, as long as we can see structural growth and not just a cyclical advantage. In fact the strongest individual contributor to the Fund’s outperformance in 2012 was South Korea-based consumer electronics giant Samsung Electronics (5.6% of Fund net assets†). The largest Fund position at year-end 2012, Samsung Electronics executed well during the annual period, particularly in its consumer electronics division, despite ongoing patent litigation. Samsung is growing strongly in a technology sector that is increasingly dominated by very large companies. And yet the stock, which traded in a range of 8x-10x earnings, incorporates very little brand and innovation valuation, in our view. Nor do we always restrict ourselves to companies that appear cheap on immediate earnings prospects. For example, one smaller company that contributed significantly to the Fund’s performance was Tower Bersama (1.3% of Fund net assets†), a provider of telecommunication towers to Indonesian telecommunications companies. When we bought the stock we felt that several factors such as the growing need for infrastructure for data transmission combined with an asset light strategy from the telecom operators would lead to significant business opportunities for the stock, and given inherent operational leverage, “street” earnings estimates were too low. Growth was certainly there, but when we dug down in to the business model and met with management we saw that the company’s strong growth was underestimated and in our view, undervalued. The Fund was rewarded with a near doubling of the fund’s initial investment.

The biggest individual detractors from the Fund’s relative results were commodity-related holdings. A position in coking coal producer Mongolian Mining (sold by the Fund at year end) detracted most from performance, as politics clouded the

7

EMERGING MARKETS FUND

fundamental outlook for the stock. Positions in several African iron ore companies, which the Fund exited by the end of the annual period, also disappointed.

The Fund’s country weights are a direct reflection of bottom-up stock picking combined with risk control. That said, from a country perspective, an underweighted exposure to Brazil helped the Fund’s results. Brazil performed poorly during the annual period, partly due to a weak showing from energy company Petrobras (sold by the Fund at year end), one of the Brazilian market’s heavyweights. The principal reason for a persistent underweight in Brazil was quite simply a distinct lack of appealing stock level opportunities. There are some great companies but we felt valuations left little upside and little room for error. An overweight to the stronger-performing Turkish equity market contributed positively to Fund results as well. Here, holdings in companies such as Turkiye Halk Bankasi (0.5% of Fund net assets†) (a bank) and Dogus Otomotive (1.2% of Fund net assets†) (a Volkswagen/Audi/Porsche distributor) contributed significantly to the 2012 fund performance. Underweighted positions in India and Mexico proved to be a drag on the Fund’s performance.

One country where we had a specific and differentiated view was China. It is not always particularly fruitful to attempt to determine the economic situation in China with too much precision. However, we felt strongly through the year that expectations regarding China’s economy would stabilize and that its economic growth would continue at a lower but still healthy level. It was also important not to lose sight of the bigger picture—that is, China continues to substantially increase its economic importance in the world. In our view, investors should keep in mind the increasing role China plays in the world’s leading economies, as illustrated in this chart, instead of fretting unduly over the most immediate release of any particular economic indicator.

Increase in Exports as a % of GDP 2000-2011

Source: Thomson Reuters, Datastream, IMF

This more optimistic or balanced view allowed the fund to invest in quite a number of opportunities in China, where valuations had been depressed by skepticism about the economic landscape and undifferentiated bias about poor corporate governance.

Outlook

We approach 2013 with cautious optimism. In our view, while global economic growth may well remain weaker than trend, we believe that, at the margin, it will improve. Monetary conditions are likely to remain accommodative, and proposed fiscal tightenings may turn out to be less drastic than feared.

China appears to have found a new level of economic growth, as the country continues to seek ways to move from the capital-intense stage of economic development. Indeed, we remain constructive about the stability of the Chinese story and intend to closely follow the reforms — or lack of reforms — from its new leadership. We believe Chinese stocks are no longer the bargain they were at the height of “talking head” pessimism, but we are confident we can continue to find attractive investments there.

We believe Brazil, too, is settling into a lower level of economic growth. While we remain wary of increasing state involvement in its economy, we feel valuations were more reasonable at year-end 2012 than at the beginning of the year, certainly in relative terms. Russia is an economy where the nexus between state and stocks is particularly strong. After lackluster performance in 2012, there is some hope, in our view, that very cheap valuations may prove irresistible to investors. Of course, Russia remains a market wherein stock selection is critical, and we continue to scour its equity universe for attractive investment opportunities.

8

After justifiable cynicism about the lack of political will to push through much-needed policy reforms, Indian politicians positively surprised with a slew of measures toward the end of 2012. We are not starry-eyed about the prospects of continued momentum in this direction, but we have sufficient hope such that we increased the Fund’s holdings in India toward the end of the annual period and will look for opportunities to continue to do so in early 2013.

More broadly, we anticipate that 2013 will be a year during which stock selection will continue to be paramount. Given the low economic growth world, we expect to favor stocks and sectors that demonstrate structural growth. The Fund has the ability to invest in large-cap and mega-cap stocks where there is a well-priced story of structural growth, but it also has the luxury to be able to avoid many of the larger-capitalization names that tend to be in cyclical industries and/or may be subject to increased government involvement. We additionally have the experience and expertise to buy smaller-cap stocks with what we believe to have great investment dynamics. Throughout, we intend to continue to be relentless in our pursuit of attractive investments in emerging market equities.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager	Analyst	Analyst

January 12, 2013

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EMERGING MARKETS FUND

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, captures approximately 85% of the free float-adjusted market capitalization of countries included in the Index. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.
10

TOP TEN EQUITY HOLDINGS*
December 31, 2012 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 5.6%)

Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Kunlun Energy Co. Ltd.
(Hong Kong, 2.2%)

Kunlun Energy Company Ltd, through its subsidiaries, explores and produces crude oil and natural gas in China.

Tencent Holdings Ltd.
(Hong Kong, 2.1%)

Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Franshion Properties China Ltd.
(Hong Kong, 2.0%)
Franshion Properties invests in and develops real estate projects in China.

China Minsheng Banking Corp. Ltd.
(China, 1.8%)

China Minsheng operates in commercial banking businesses. The bank provides deposit, loan, settlement, discount, financial bond issuance, government bond underwriting and trading, letter of credit, bank guarantee, and other related financial services.

Dufry A.G.
(Switzerland, 1.7%)

Dufry AG operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States.

Sberbank RF
(Russia, 1.7%)

Sberbank is the largest bank in Russia, providing a full range of commercial banking services.

Kia Motors Corp.
(South Korea, 1.6%)

Kia Motors manufactures, sells, and exports passenger cars, mini-buses, trucks and commercial vehicles. The company also produces various auto parts.

China Medical System Holdings Ltd.
(Hong Kong, 1.6%)

China Medical System Holdings Limited manufactures pharmaceutical and medical products primarily in China.

AK Transneft OAO
(Russia, 1.6%)

AK Transneft is a monopoly provider of pipeline oil transportation in Russia. The company’s pipelines pass from East Siberia to the western border of the country.

*Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com

11

EMERGING MARKETS FUND

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Average Annual	Class A-GBFAX	Class A-GBFAX
Total Return	After Maximum	Before Sales
12/31/12	Sales Charge[1]	Charge	MSCI EM
One Year	22.89%	30.44%	18.63%
Five Year	(4.07)%	(2.92)%	(0.61)%
Ten Year	15.34%	16.03%	16.88%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual	Class C-EMRCX	Class C-EMRCX
Total Return	After Maximum	Before Sales
12/31/12	Sales Charge[2]	Charge	MSCI EM
One Year	28.38%	29.38%	18.63%
Five Year	(3.62)%	(3.62)%	(0.61)%
Life (since 10/3/03)	11.42%	11.42%	14.39%

Hypothetical Growth of $10,000 (Since Inception: Class C)

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

12

Average Annual Total Return 12/31/12	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM
One Year	n/a	31.05%	18.63%
Five Years	n/a	(2.29)%	(0.61)%
Life (since 12/31/07)	n/a	(2.29)%	(0.61)%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/12	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM
One Year	n/a	30.75%	18.63%
Life (since 4/30/10)	n/a	5.92%	4.17%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.67% / Net Expense Ratio 1.67%		Gross Expense Ratio 2.31% / Net Expense Ratio 1.25%
[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.61% / Net Expense Ratio 2.50%		Gross Expense Ratio 1.51% / Net Expense Ratio 1.51%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, captures approximately 85% of the free float-adjusted market capitalization of countries included in the Index. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

13

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Emerging Markets Fund

				Expenses Paid
				During the Period*
		Beginning Account	Ending Account	July 1, 2012 -
		Value July 1, 2012	Value December 31, 2012	December 31, 2012
Class A	Actual	$1,000.00	$1,195.90	$ 8.95
	Hypothetical**	$1,000.00	$1,016.98	$ 8.22
Class C	Actual	$1,000.00	$1,190.80	$13.75
	Hypothetical**	$1,000.00	$1,012.59	$12.63
Class I	Actual	$1,000.00	$1,198.90	$ 6.86
	Hypothetical**	$1,000.00	$1,018.89	$ 6.30
Class Y	Actual	$1,000.00	$1,196.50	$ 8.64
	Hypothetical**	$1,000.00	$1,017.27	$ 7.93

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 1.62% on Class A Shares, 2.50% on Class C Shares, 1.24% on Class I Shares and 1.56% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

14

GLOBAL HARD ASSETS FUND

Overview

The Global Hard Assets Fund (the “Fund”) gained 2.49% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2012. To compare, the Fund’s benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), returned 2.20% for the same period. The Fund modestly outperformed its benchmark due to effective stock selection in diversified metals and mining, as well as several oil and gas subsectors including drilling, refining, services and exploration and production.

Market Review

¾	Precious metals performed well during the annual period, extending its multi-year gain to 12 years in 2012 due primarily to continued global monetary policy stimulus; gold bullion prices gained $111.65 per ounce, or 7.14%, to close 2012 at $1,675.35 per ounce.
¾	Despite higher gold bullion prices, stocks of gold mining companies finished 2012 down, as the market punished them for missing their production and operating cost guidance during the year.
¾	Base metals generated slightly positive results, as optimism regarding global economic demand was somewhat offset by Europe’s recession and China’s slowed economic growth.
¾	Energy was weak during the period, led lower by the decline in crude oil prices as pressured by increasing North American production and supplies, and declining North American energy consumption.
¾	Crude oil prices declined 7.09% during the annual period to end at $91.82 per barrel; conversely, natural gas prices surged 12.11% to approximately $3.35 per million British thermal units (BTUs).
¾	Agriculture was strongest for period. Grain prices led the way, bolstered by decreased U.S. production amid severe drought conditions.

Fund Review

The Fund’s two best performers were both oil refiners—HollyFrontier (1.7% of Fund net assets†) and Western Refining (1.5% of Fund net assets†), which saw their shares advance 116.36% and 134.96%, respectively, during the annual period. Both benefited from differentials in the pricing of West Texas Intermediate (WTI) and Brent crude oil during the 12 months. Strong crack spreads further supported each of these refiners’ share price gains. Crack spreads are the differential between the price of crude oil and petroleum products extracted from it.

Another strong performer for the Fund during the annual period was building materials manufacturer Louisiana-Pacific (2.2% of Fund net assets†). Its shares rose 139.41% on an improved housing market and on strength in lumber and wood panel prices.

Of course, there were disappointments as well. U.S. iron ore and coal miner Cliffs Natural Resources (1.5% of Fund net assets†) detracted from the Fund’s results. Its shares declined 35.11% during the annual period on weak iron ore pricing. Oil and gas exploration and production company SM Energy (2.2% of Fund net assets†) saw its shares drop 28.46% on falling NGL (natural gas liquids) prices. Shares of gold mining company Newmont Mining (2.3% of Fund net assets†) declined 20.41% as higher operating and production costs pressured the industry broadly and as increased capital expenditures and uncertainty around its projects in the Congo weighed on its performance.

During the annual period, we increased the Fund’s exposure to forest products companies based on an improved outlook for the housing market. To a more modest degree, we also increased the Fund’s allocation to steel companies, as we anticipate continuation of a demand recovery in China and a potential rebound in U.S. steel prices.

Within energy, we increased the Fund’s allocation to oil services and exploration and production companies, and decreased exposure to integrated energy companies and coal companies. We focused the Fund’s energy holdings on specific oil and gas acreage plays that in our view have attractive economics and/or have strong shale positions the Permian, Bakken, Eagleford and other basins. We believe oil services companies continue to be leveraged to the global energy cycle and thus are focusing our selections within this industry on international companies, where we expect margins to improve. Among refiners, we remained focused on what we considered to be the structural advantages of mid-continental refiners demonstrating better than expected earnings per share and strong free cash flow generation.

Market Outlook

Going forward, we believe West Texas Intermediate-Brent crude oil price differentials may compress as new capacity comes online; however, we intend to seek to take advantage of structural advantages for as long as they persist. There is continued uncertainty regarding crude oil prices and related equities due primarily to supply/demand outlook factors.

15

GLOBAL HARD ASSETS FUND

Domestically, we expect increased U.S. energy production, especially from the Bakken and Eagleford basins.

Internationally, Chinese demand, Middle East production and non-OPEC production will likely be key influences.

Natural gas prices will, in our view, continue to be dependent on weather conditions. Rig counts have continued to decline in an effort to slow gas production growth and get the supply/demand balance in check. Coal producers have similarly been cutting production in an attempt to get in line with falling demand levels. The natural gas price collapse hurt demand for coal. However, should natural gas prices rise above the $3.50/mmbtu level, this could be seen as a positive for the coal sector looking ahead. Overall, we believe the energy sub-sector will likely focus broadly on capital spending discipline and strategic allocations in the months ahead. This should allow attractive shale positions to be exposed and may well be the key to performance differentiation going forward.

In our view, economic recovery should continue in the U.S. and China and potentially in Japan and Europe. At the same time, anticipated continuation of monetary easing across the world’s major central banks, including those of the U.S., the Eurozone, the U.K., Japan and China, is likely to continue weakening currencies driving enhanced focus on commodities as a safe haven. The U.S. Federal Reserve has already committed to open-ended quantitative easing as well as rolling the end of Operation Twist into its mortgage-backed securities purchases program and outright purchases. We believe that as investors seek protection against unexpected high inflation in the future, hard assets – and gold and silver, especially –should be increasingly favored.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

16

We appreciate your continued investment in the Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.
17

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2012 (unaudited)

Anadarko Petroleum Corp.
(U.S., 4.4%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Halliburton Co.
(U.S., 4.0%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Schlumberger Ltd.
(U.S., 3.9%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Xstrata PLC
(United Kingdom, 3.8%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa and Argentina.

Pioneer Natural Resources Co.
(U.S., 3.2%)

Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Cimarex Energy Co.
(U.S., 3.0%)

Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas and Oklahoma.

Marathon Oil Corp.
(U.S., 2.7%)

Marathon Oil Corporation is an independent international energy company engaged in exploration and production, oil sands mining and integrated gas. The Company’s operations are focused in North America, Africa and Europe.

Rio Tinto PLC
(U.K., 2.7%)

Rio Tinto s an international mining company. The company has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon.

Occidental Petroleum Corp.
(U.S., 2.7%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

First Quantum Minerals Ltd.
(Canada, 2.4%)

First Quantum Minerals Ltd. explores for, mines, and produces copper cathode, copper in concentrate, and gold. The company also produces sulfuric acid.

* Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

18

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Average Annual	Class A-GHAAX	Class A-GHAAX
Total Return	After Maximum	Before Sales
12/31/12	Sales Charge[1]	Charge	SPGINRTR	S&P 500
One Year	(3.39)%	2.49%	2.20%	16.00%
Five Year	(2.69)%	(1.54)%	(1.51)%	1.66%
Ten Year	14.81%	15.49%	12.78%	7.10%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual	Class C-GHACX	Class C-GHACX
Total Return	After Maximum	Before Sales
12/31/12	Sales Charge[2]	Charge	SPGINRTR	S&P500
One Year	0.63%	1.63%	2.20%	16.00%
Five Year	(2.31)%	(2.31)%	(1.51)%	1.66%
Ten Year	14.60%	14.60%	12.78%	7.10%

Hypothetical Growth of $10,000 (Ten Years: Class C)

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

19

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(continued)

Average Annual	Class I-GHAIX	Class I-GHAIX
Total Return	After Maximum	Before Sales
12/31/12	Sales Charge[3]	Charge	SPGINRTR	S&P500
One Year	n/a	2.86%	2.20%	16.00%
Five Year	n/a	(1.15)%	(1.51)%	1.66%
Life (since 5/1/06)	n/a	4.70%	3.44%	3.47%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual	Class Y-GHAYX	Class Y-GHAYX
Total Return	After Maximum	Before Sales
12/31/12	Sales Charge[4]	Charge	SPGINRTR	S&P 500
One Year	n/a	2.76%	2.20%	16.00%
Life (since 4/30/10)	n/a	1.27%	3.89%	9.45%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.45% / Net Expense Ratio 1.38%
[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.21% / Net Expense Ratio 2.20%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 1.02% / Net Expense Ratio 1.00%
[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.16% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

20

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Hard Assets Fund

				Expenses Paid
				During the Period*
		Beginning Account	Ending Account	July 1, 2012 -
		Value July 1, 2012	Value December 31, 2012	December 31, 2012
Class A	Actual	$1,000.00	$1,113.50	$ 7.33
	Hypothetical**	$1,000.00	$1,018.20	$ 7.00
Class C	Actual	$1,000.00	$1,108.20	$12.11
	Hypothetical**	$1,000.00	$1,013.65	$11.57
Class I	Actual	$1,000.00	$1,115.50	$ 5.32
	Hypothetical**	$1,000.00	$1,020.11	$ 5.08
Class Y	Actual	$1,000.00	$1,114.70	$ 6.32
	Hypothetical**	$1,000.00	$1,019.16	$ 6.03

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 1.38% on Class A Shares, 2.29% on Class C Shares, 1.00% on Class I Shares and 1.19% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
21

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) declined 9.61% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2012. To compare, the NYSE Arca Gold Miners (GDM) Index1 fell 8.46% for the same period. The Fund underperformed the GDM due mainly to its comparatively larger exposure to small-cap gold mining stocks, which fell 15.39% during the year, as measured by the Market Vectors Junior Gold Miners Index (MVGDXJTR)2.

The underperformance of gold mining companies compared to gold bullion, illustrated in Chart 1 below, can be attributed to gold mining companies repeatedly missing their production and operating cost guidance during the year. In addition, the industry’s rising costs for developing and building new mines reduced returns on capital and in turn caused delays and/or shelving of projects, which negatively impacted growth.

Chart 1: Gold Bullion vs. Gold Stocks – 2012 Performance

Source: Bloomberg

Overview

¡	For the annual period, gold bullion prices gained $111.65 per ounce, or 7.14%, to close 2012 at $1,675.35 per ounce. Despite higher gold bullion prices, stocks of gold mining companies finished 2012 down, as the market punished them for delivering poor operating performance.
¡	Both gold bullion and gold equities established a positive trend early in the year, mainly a result of central banks around the world injecting more liquidity into the global financial system.
¡	The early year rally came to an end on February 29, when gold bullion prices began to consolidate. Gold stock prices followed, selling off significantly through the first half of 2012.
¡	Events in Europe, anticipation of further economic stimulus and the Fed’s announcement of a third round of quantitative easing, drove gold to its 2012 price high of $1,790.40 per ounce on October 4. During the third calendar quarter, gold stocks managed to recover to levels seen at the beginning of 2012.
¡	Year-end profit taking and uncertainty around the then-looming U.S. fiscal cliff created downward pressure, causing both gold bullion and gold equities to sell off.

Fund Review

Among the Fund’s top ten equity holdings, Silver Wheaton (5.0% of Fund net assets†) and Royal Gold (4.5% of Fund net assets†) outperformed the GDM with annual gains of 25.97% and 21.61%, respectively. Both of these companies benefited from the low exposure of their royalty/streaming business model to the industry’s operating and capital cost pressures. Conversely, IAMGOLD (3.8% of Fund net assets†) lagged, with its shares declining 26.06% during the year. In the first half of 2012, IAMGOLD was negatively impacted by revisions to its mine plans at its Essakane and Westwood mines and by its acquisition of Trelawney Mining and Exploration, which was not well received by the market. During the second half of the annual period, IAMGOLD’s share price initially recovered but subsequently fell again after missing third quarter earnings expectations, which triggered a sell-off that we think was overdone. At the end of the annual period, we continued to believe the company represented good value.

At the end of December 2012, approximately 30% of the Fund’s net assets were invested in the stocks of junior miners, which overall underperformed both the precious metal and the GDM for the annual period as a whole. Indeed, most of the junior companies in the Fund recorded losses in their share price during the year, but, notably, seven of the Fund’s top ten junior positions posted gains. The Fund’s largest junior holding at the end of the annual period, Canada’s Argonaut Gold

22

(3.0% of Fund net assets†), generated a 39.23% gain for the year. Argonaut Gold’s strong relative performance reflected the company’s cash flow generation, relatively simpler, lower risk projects, which are financed internally, and good execution.

Outlook

The currency debasement that has been one of the main drivers of the gold bull market looks likely to intensify going forward, in our view. In September 2012, the Fed decided to purchase $40 billion per month of mortgage debt via a program dubbed QE3. In December, it announced it would add $45 billion per month of U.S. Treasury security purchases. Further, the Fed dropped its time constraints and instead is targeting a federal funds rate of 0.0% to 0.25% until unemployment drops below 6.5% and/or anticipated inflation moves above 2.5%. In other words, the Fed’s current monetary program appears to be open-ended. The massive liquidity created by the Fed and other central banks around the world to fight deflation and monetize debt, we believe, poses the risk of eventually creating a cycle of price inflation in goods and financial assets that could propel gold prices to new heights, as the precious metal is anticipated to be favored as a store of wealth and as an inflation hedge.

At the end of 2012, the global economy continued to struggle under the weight of a deflationary credit contraction. Sovereign debt continued to grow in the U.S., Europe and Japan, creating financial instability. Recent news indicated that in this environment, gold continued to gain recognition as a monetary asset. Central banks were net purchasers of gold in 2012. In its third quarter report, the World Gold Council estimated that in the first three quarters of 2012, the official sector purchased 374 tonnes of gold, setting the banks on a pace to surpass the 457 tonnes purchased in 2011 and demonstrating what appears to be an escalating need across the world to accumulate gold to diversify reserve assets away from fiat currencies.

Chart 2: Valuation Multiples of Gold Stocks (NAV at 5% discount rate, Spot gold price)

Source: Thomson ONE, Canaccord Genuity Estimates

In our opinion, gold equities remained under-owned and under-valued at the end of 2012. Of course, gold companies need to meet expectations to drive aggressive sellers out of the market. Positively, we have seen some recent changes that indicate to us that the sector may have refocused on profitability. We think that combined with a relief from cost pressures, this refocus on profitability should enable gold mining companies to achieve better performance in 2013. Indeed, in a rising gold price environment, we expect gold stocks’ leverage to the gold bullion price—and their depressed valuation levels at the end of 2012, as illustrated in Chart 2 above, should result in outperformance of gold equities relative to the underlying precious metal in the coming year.

We continue to promote gold stocks as radically undervalued, however, Q3 2012 reporting season and early Q4 2012 reporting and guidance indicates the gold mining industry continues to struggle to meet expectations. As we believe it could take another six months for the industry to align with expectations, as of January 2013, we have established an 8% position in physical gold.

23

INTERNATIONAL INVESTORS GOLD FUND

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster Portfolio Manager	Charl P. de Malan Senior Analyst	Imaru Casanova Senior Analyst

January 12, 2013

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	Market Vectors Junior Gold Miners Index (MVGDXJTR) is a rules based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.
24

TOP TEN EQUITY HOLDINGS*

December 31, 2012 (unaudited)

Eldorado Gold Corporation
(Canada, 7.8%)

Eldorado is a growing mid-tier gold producer with mines and projects in Turkey, China, Greece, Romania and Brazil. The company is positioned to become a major gold company, with a target to produce in excess of 1.5 million ounces of gold annually by 2016.

New Gold, Inc.
(Canada, 7.3%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Canada, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Randgold Resources Ltd.
(United Kingdom, 7.3%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Mali, Cote d’Ivoire, Democratic Republic of Congo, and Senegal.

Goldcorp, Inc.

(Canada, 6.6%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Osisko Mining Corporation
(Canada, 6.1%)

Osisko Mining is a gold exploration company. The company operates the Canadian Malartic gold mine in Quebec, Canada, and most recently became the owner of the Upper Beaver project in Ontario, Canada through the acquisition of Queenston Mining.

Silver Wheaton Corp.
(Canada, 5.0%)

Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece and Portugal.

Royal Gold, Inc.
(U.S., 4.5%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties and/or finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

IAMGOLD Corp.
(Canada, 3.8%)

IAMGOLD explores, develops and operates mineral properties in Canada, West Africa and Suriname. The company also has exploration and development projects and interests in French Guiana, Guyana, Peru and Brazil. In June 2012, the company acquired Trelawney Mining and Exploration, adding the Côté Gold project in Ontario to its project pipeline.

Newcrest Mining Ltd.
(Australia, 3.7%)

Newcrest Mining is a major gold mining, exploration and production company with properties in Australia, the Pacific, Asia and Cote d’Ivoire. The company’s main assets include the Lihir mine in Papua New Guinea; the Cadia Valley operations in New South Wales; the Telfer mine in Western Australia; and the Gosowong mine in Indonesia.

Yamana Gold Inc.
(Canada, 3.6%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, and Mexico.

* Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

25

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDM(TR)	S&P 500
One Year	(14.79)%	(9.61)%	(8.46)%	16.00%
Five Year	3.24%	4.47%	1.17%	1.66%
Ten Year	14.63%	15.31%	n/a	7.10%

Hypothetical Growth of $10,000 (Ten Years: Class A)

Average Annual Total Return 12/31/12	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDM(TR)	S&P 500
One Year	(11.23)%	(10.36)%	(8.46)%	16.00%
Five Year	3.67%	3.67%	1.17%	1.66%
Life (since 10/3/03)	14.10%	14.10%	n/a	5.72%

Hypothetical Growth of $10,000 (Since Inception: Class C)

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

26

Average Annual Total Return 12/31/12	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDM(TR)	S&P 500
One Year	n/a	(9.34)%	(8.46)%	16.00%
Five Year	n/a	7.80%	1.17%	1.66%
Life (since 10/2/06)	n/a	13.23%	5.49%	3.32%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/12	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDM(TR)	S&P 500
One Year	n/a	(9.44)%	(8.46)%	16.00%
Life (since 4/30/10)	n/a	(2.15)%	(1.94)%	9.45%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 1.29% / Net Expense Ratio 1.29%	[3]	I shares: no sales or redemption charges Gross Expense Ratio 0.96% / Net Expense Ratio 0.96%
[2]	C Shares: 1.00% redemption charge, first year Gross Expense Ratio 2.09% / Net Expense Ratio 2.09%	[4]	Y shares: no sales or redemption charges Gross Expense Ratio 1.08% / Net Expense Ratio 1.08%

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

27

INTERNATIONAL INVESTORS GOLD FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Investors Gold Fund

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 - December 31, 2012
Class A	Actual	$1,000.00	$1,084.60	$7.08
	Hypothetical**	$1,000.00	$1,018.35	$6.85
Class C	Actual	$1,000.00	$1,079.20	$11.45
	Hypothetical**	$1,000.00	$1,014.12	$11.09
Class I	Actual	$1,000.00	$1,086.20	$5.22
	Hypothetical**	$1,000.00	$1,020.13	$5.06
Class Y	Actual	$1,000.00	$1,085.60	$6.14
	Hypothetical**	$1,000.00	$1,019.25	$5.95

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 1.35% on Class A Shares, 2.19% on Class C Shares, 1.00% on Class I Shares and 1.17% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
28

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) gained 1.38% (Class A shares, excluding sales charge) for the twelve months ended December 31, 2012. The Fund lagged its benchmark, the HFRX Global Hedge Fund Index1, which rose 3.51%. The S&P® 500 Index2 gained 16.00% for the same period. Amidst this backdrop, the Fund’s positive, albeit modest, absolute returns lagged the performance of the HFRX Global Hedge Fund Index on a relative basis.

Importantly, the Fund generated positive absolute returns with similar volatility to the HFRX Global Hedge Fund Index and substantially less volatility than the S&P 500 Index, as seen in the chart here. (Figures are based on monthly data for the reporting period.)

	Standard Deviation[3]	Beta[4]
Multi-Manager Alternatives Fund-A	2.96%	0.24
HFRX Global Hedge Fund Index (USD)	3.12%	0.23
S&P 500 Index Total Return	10.52%	1.00

Overview

¡	Alternative strategies posted mixed results for the year.

	-	The HFRX Macro Index[5] was a disappointing performer with a -1.00% return. Trend-following Commodity Trading Advisors[6] (“CTAs”), or managed futures strategies, struggled due to a combination of a lack of sustainable market trends and low interest rates. Low interest rates have a negative impact on the income earned on cash collateral. Currency funds broadly produced unimpressive results as accommodative monetary policy globally has contributed to divergences between fundamentals and prices.

	-	The HFRX Equity Hedged Index[7] returned +4.81%. The long/short equity strategies‡ that performed the best during the year benefited from net long exposure to equities. The HFRX Equity Hedge: Short Bias Index[8] returned -20.62% for the year as further evidence that shorting stocks did not pay off in 2012. When comparing the broad equity indices, value outperformed growth, foreign outperformed domestic, and emerging markets outperformed developed markets.

	-	The HRFX Event Driven Index[9] returned +5.96%. Within event driven‡, managers’ that focus on special situations‡ and credit arbitrage‡ were amongst the top performers. Merger arbitrage‡ strategies generally produced lackluster results due to limited deal flow and compressed spreads.

	-	The HFRX Fixed Income Credit Index[10] returned +7.65%. Long biased fixed income strategies‡ continued to benefit from the unprecedented capital flows into the asset class. Low interest rates have led investors towards riskier debt issuances in search of higher yields and this continues to place upward pressure on fixed income asset prices.

Fund Review

As of December 31, 2012, the Fund had assets allocated to seven sub-advisers and was invested in a variety of open-end mutual funds, ETFs, a structured note, a UCITS11 fund and individual equity securities. Overall, we reduced the Fund’s allocations to mutual funds during the annual period and increased allocations to Sub-Advisers that offer greater transparency and more attractive fees for investors.

The Fund’s allocation to long/short‡ equity strategies returned +11.04% relative to the HFRX Equity Hedged Index with a return of +4.81%. Sub-Adviser Millrace Asset Group, Inc. (“Millrace”) (6.7% of Fund net assets†) returned +17.28% and was the best performer within this strategy, with the bulk of its positive return attributable to long positions within the technology and commercial services industries. Sub-Adviser KeyPoint Capital Management, LLC (“KeyPoint”) (7.4% of Fund net assets†), a long/short real estate investment trust (“REIT”)-focused manager that the Fund invested with on July 5, 2012, also contributed positively to results with a return of +9.82%. Sub-Advisers Primary Funds (“Primary”) (eliminated by Fund at yearend) and RiverPark Advisors, LLC (“RiverPark”) (7.8% of Fund net assets†) the latter of which was newly funded on August 15, 2012, lagged in comparison, with returns of +2.27% and +0.50%, respectively. We eliminated the Fund’s allocation to Primary effective December 11, 2012 based on concerns regarding the business viability of the manager. Another contributor to performance was the TFS Market Neutral Fund (“TFS”) (8.9% of Fund net assets) with a return of +7.80%.

The Fund’s allocation to global macro strategies‡ returned +9.53% compared to the HFRX Macro Index, which returned –1.00%. The Marketfield Fund (“Marketfield”) (3.3% of Fund net assets†) returned +13.50% and benefited from the rebound in U.S. housing and economic surprises to the upside and to its bearish view on emerging markets equities. We reduced the

29

MULTI-MANAGER ALTERNATIVES FUND

Fund’s allocation to Marketfield on December 12, 2012. The Fund’s investment in the AC-Risk Parity 12 Volatility Fund (7.7% of Fund net assets†) through an open-end UCITS III structure managed by Aquila Capital, was another strong contributor to performance with a return of +10.01%. Its largest contributors to performance were global equities and global bonds; commodities were its greatest detractor. We increased the Fund’s exposure to the Risk Parity Fund on December 14, 2012 based on our conviction in the manager and what we view as the unique risk/return profile of its strategy.

The Fund’s allocation to fixed income strategies‡ returned +6.25% relative to a return of +7.65% from the HFRX Fixed Income Credit Index. The strongest contributor within this strategy was the Loomis Sayles Bond Fund (“Loomis”) with a return of +11.97%. We sold the Fund’s position in Loomis on September 19, 2012 as we shifted assets toward Sub-Advisers that provide the Fund with more diversified sources of yield. We funded two new Sub-Advisers on November 13, 2012—SW Asset Management, LLC (“SW”) (9.0% of Fund net assets†) and Horizon Management (“Horizon”) (5.6% of Fund net assets†). SW employs a long/short fixed income strategy‡ focused on emerging markets corporate credit. Horizon is a contrarian‡ asset manager that invests in traditional high yield, convertible bonds, preferred stock, distressed fixed income and closed-end bond funds. The Fund’s internally managed fixed income sleeve, which focused during the annual period on high yield corporate bonds. We redeemed from Sub-Adviser Medley Credit Strategies, LLC on November 13, 2012 due to a change in its investment strategy.

The Fund’s allocation to event-driven strategies‡ returned -0.56% in comparison to a return of +5.96% for the HFRX Event Driven Index. Acorn Derivatives Management Corp., a volatility arbitrage strategy, returned -15.54% and was the worst performing position within the allocation to event-driven. We recued the position in Acorn on September 7, 2012 when the loss exceeded 10% and redeemed the entire allocation on September 25, 2012 based on its inability to effectively implement a top-down tactical overlay to mitigate losses in a strong equity rally. EMERALD 2X (Equity MEan Reversion ALpha InDex) (1.4% of Fund net assets†), a “rules-based” volatility arbitrage strategy through a note structured by Deutsche Bank, returned -3.89%, as weekly volatility exceeded daily volatility virtually throughout the annual period. We reduced the Fund’s allocation to EMERALD 2X on September 24, 2012. Sub-Adviser Coe Capital Management, LLC (“Coe”) (6.7% of Fund net assets†) returned +3.47%, benefiting from long and short positions within the producer manufacturing, technology services and electronic technology services industries, which more than offset the detracting effect of long positions in the industrial services and financials industries. Other minor contributors were the Tiburon Capital Management (“Tiburon”) (6.9% of Fund net assets†) event-driven strategy (+3.23%) and the AQR Diversified Arbitrage Fund (“AQR Arbitrage”) (eliminated by Fund at yearend) (+1.75%). We removed the AQR Diversified Arbitrage Fund on November 21, 2012 and are actively seeking a sub-advisor that we believe is better positioned to perform.

The Fund’s tactical, or opportunistic, strategy sleeve returned -22.61% and was the largest detractor to the Fund’s annual results. We had taken a defensive market posture, via tactical short positions in a variety of equity-oriented ETFs, coming into the fiscal cliff debate at yearend. However, such positions detracted, as equities advanced during these last months of 2012. Only partially offsetting these detractors were the modestly positive contributions made by tactical long positions in select individual securities and in an oil services-based ETF. While the tactical strategy detracted from results during the annual period, it remained a relatively small sleeve for the Fund, and it continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our investment committee—which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—manages the Fund with a goal of consistent returns, low beta and low volatility. Throughout the annual period, we continued to search for alpha12-generating strategies with repeatable processes that exist within stable business models. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Outlook

Overall, we expect market volatility to rise in the months ahead, as the global deleveraging process continues. Politicians and central bankers continue to “kick the can” on economic issues, and we believe it is likely that market sell-offs and spikes in volatility will continue to be the major catalyst for any action they do undertake.

After several years of U.S. and developed equity markets performing best, we expect emerging markets equities to take the lead over the near term. In our view, emerging markets is where real growth is evolving and where equity markets are developing. In addition, demographics are substantially more attractive from an investment perspective than in the developed world, where older populations dominate, especially in Japan and Europe.

30

On the fixed income side, we expect interest rates globally to remain at very low levels based on the coordinated efforts of the world’s central banks, led by the U.S. Fed, to intervene and keep rates artificially low. In addition, investors currently have a major thirst for yield, so we would expect spreads, or differentials in yields between non-Treasury fixed income sectors and U.S. Treasuries, to compress and higher yielding debt to outperform.

Alternative strategies have underperformed the strong rallies in equities for three consecutive years now. Going forward, we expect lower beta and higher alpha strategies to outperform. With the expected increase in volatility, we expect global macro managers to perform especially well given their ability to trade in multiple markets and asset classes.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

January 18, 2013

†	All Fund assets referenced are Total Net Assets as of December 31, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]	Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

[4]	Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[5]	HFRX Macro Index is a hedge fund benchmark on strategies that include long/short positions in equity, fixed income, currency and future markets based on a top down analysis on a broader view of the world economy.

[6]	Commodity Trading Advisors (“CTAs”) is an asset manager or firm that advises on trades in futures contracts, commodity options and/or swaps.

[7]	HFRX Equity Hedged Index is a hedge fund benchmark representative of the overall composition of the hedge fund universe.
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MULTI-MANAGER ALTERNATIVES FUND

[8]	HFRX Equity Hedge: Short Bias Index is a hedge fund benchmark on strategies that are predominately net short over-valued companies.
[9]	HRFX Event Driven Index is a hedge fund benchmark on strategies that trade in various corporate transactions that include mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.
[10]	HFRX Fixed Income Credit Index is a hedge fund benchmark on strategies that utilizes a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage and other relative value and event driven sub-strategies to realize the spreads of various related credit instruments.
[11]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”
[12]	Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.
‡	Strategy Definitions
Long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.
Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.
Credit arbitrage may seek to take advantage of pricing inefficiencies between the credit-sensitive securities of different issuers. Instruments commonly traded include CDOs (collateralized debt obligations) and CDSs (credit default swaps).
Merger arbitrage seeks to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers and acquisitions (M&A) or leveraged buy-outs, by taking a directional position on the stocks of the companies involved in the deal. Success is dependent on the likelihood that such events will be consummated as proposed.
Special situations invest in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.
Long biased fixed income strategies seek to invest in between a market-neutral fund and a long-only fund. Rather than hedging to reduce market correlation as found in a market neutral fund, or having substantial long exposure as in a long-only fund, a long-bias fund maintains a differing ratio of long positions (compared to short positions) that usually exceeds 40%.
Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.
Long/short fixed income strategies seek to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on fixed income assets or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Contrarian is an investment style that goes against prevailing market trends, seeking to profit from buying assets trending lower due to unjustifiable wide spread pessimism and selling assets that have trended upward due to widespread optimism that overstates a company’s value.

32

FUND ALLOCATION BY STRATEGY

(unaudited)

Investment Strategy	Implementation	4Q 2012	2Q 2012
Arbitrage		10.35	23.86
Blended Arbitrage	AQR Diversified Arbitrage Fund	—	5.81
Market Neutral	TFS Market Neutral Fund	8.89	8.28
Volatility Arbitrage	Structured Note	1.46	4.99
Volatility Arbitrage	Sub-Adviser: Acorn	—	4.78
Long/Short		55.13	31.51
Emerging Markets	ETFs, Other Securities	8.38	4.32
Global Fixed Income	ETFs, Other Securities	10.12	—
U.S. Equity	Sub-Adviser: Millrace	6.72	7.57
U.S. Equity	Sub-Adviser: RiverPark	7.81	—
U.S. Equity	Sub-Adviser: Primary	—	5.12
Real Estate Investment Trust	Sub-Adviser: KeyPoint	7.44	—
Opportunistic High Yield	Sub-Adviser: Horizon	5.62	—
Fixed Income	Sub-Adviser: SW	9.04	—
Fixed Income	Sub-Adviser: Medley	—	9.17
Fixed Income	Loomis Sayles Bond Fund	—	5.33
Event Driven		13.62	15.45
Capital Structure	Sub-Adviser: Tiburon	6.92	6.29
U.S. Equity	Sub-Adviser: Coe	6.70	9.16
Global Macro		10.96	13.06
Discretionary Macro	Marketfield Fund	3.31	7.08
Systematic Marco	UCITS Fund: Risk Parity 12 Volatility	7.65	5.98
Tactical/Cash		9.94	16.12
Tactical Overlay	ETFs, Other Securities	6.52	2.89
Cash/Equivalents	—	3.42	13.23
Total	—	100.00	100.00

As of December 31, 2012. Portfolio subject to change.
*Percentage of net assets.

33

MULTI-MANAGER ALTERNATIVES FUND

SECTOR WEIGHTING NET EXPOSURE*

(unaudited)

As of December 31, 2012. Portfolio subject to change.
**Net exposure was calculated by adding long and short positions.

34

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Class A-VMAAX After Maximum Sales Charge[1]	Class A-VMAAX Before Sales Charge	HFRXGL	S&P 500
One Year	(4.47)%	1.38%	3.51%	16.00%
Life (since 6/5/09)	(0.29)%	1.37%	1.88%	14.76%

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/12	Class C-VMSCX After Maximum Sales Charge[2]	Class C-VMSCX Before Sales Charge	HFRXGL	S&P 500
Life (since 4/30/12)	(2.67)%	(1.69)%	0.24%	3.69%

Hypothetical Growth of $10,000 (Since Inception: Class C)

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I), 4/30/10 (Class Y) and 4/30/12 (Class C).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

35

MULTI-MANAGER ALTERNATIVES FUND

Average Annual Total Return 12/31/12	Class I-VMAIX After Maximum Sales Charge[3]	Class I-VMAIX Before Sales Charge	HFRXGL	S&P 500
One Year	n/a	1.70%	3.51%	16.00%
Life (since 6/5/09)	n/a	1.68%	1.88%	14.76%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/12	Class Y-VMAYX After Maximum Sales Charge[4]	Class Y-VMAYX Before Sales Charge	HFRXGL	S&P 500
One Year	n/a	1.82%	3.51%	16.00%
Life (since 4/30/10)	n/a	1.20%	(1.19)%	9.45%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75% Gross Expense Ratio 2.95% / Net Expense Ratio 2.95%
[2]	C shares: 1.00% redemption charge, first year Gross Expense Ratio 42.99% / Net Expense Ratio 3.64%
[3]	I shares: no sales or redemption charges Gross Expense Ratio 2.81% / Net Expense Ratio 2.60%
[4]	Y shares: no sales or redemption charges Gross Expense Ratio 3.09% / Net Expense Ratio 2.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2013 During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

36

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Multi-Manager Alternatives Fund

				Expenses Paid
				During the Period*
		Beginning Account	Ending Account	July 1, 2012 -
		Value July 1, 2012	Value December 31, 2012	December 31, 2012
Class A	Actual	$1,000.00	$1,004.90	$15.35
	Hypothetical**	$1,000.00	$1,009.83	$15.39
Class C	Actual	$1,000.00	$1,001.60	$18.34
	Hypothetical**	$1,000.00	$1,006.81	$18.39
Class I	Actual	$1,000.00	$1,007.00	$12.83
	Hypothetical**	$1,000.00	$1,012.35	$12.86
Class Y	Actual	$1,000.00	$1,007.00	$13.08
	Hypothetical**	$1,000.00	$1,012.10	$13.11

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 3.05% on Class A Shares, 3.65% on Class C Shares, 2.54% on Class I Shares and 2.59% on Class Y Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
37

UNCONSTRAINED EMERGING MARKETS BOND FUND

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) advanced 11.06% (Class A shares, excluding sales charge) for the period since its inception on July 9, 2012 through December 31, 2012 (the “reporting period”). The Fund outperformed its two benchmark indices, the J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index1 (representing local currency3) and the J.P. Morgan Emerging Markets Bond Global Diversified (EMBI) Index2 (representing hard currency3), which gained 9.58% and 9.65%, respectively, for the same period. The Fund outperformed the GBI-EM Index and the EMBI Index primarily because of effective security and currency positioning across a wide spectrum of emerging markets.

Overview

¡	Emerging market debt attracted more than $94 billion in mutual fund inflows in 2012.
¡	The asset class benefited during the Reporting Period from strong fundamentals, easy monetary policy in the U.S. and other developed economies, and the global hunt for yield.
¡	Concerns around the sovereign debt crisis in Europe were the main factor buffeting emerging market debt. Indeed, as has been the case for the past several years, the risks to emerging market debt came mainly from the developed world, not from the emerging market countries themselves.

Inflows to dedicated EM fixed income funds reached a new record in 2012, surpassing 2010’s previous US $80B record

Source: EPFR and J.P. Morgan

Fund Review

The Fund had about 70% of its exposure to local currency, and 30% of its exposure to hard currency in 2012. Hard currency generated roughly 37% of the Fund’s returns, though, with local currency generating the remaining 63%. This heavy-lift from hard-currency was due to, from our perspective, the idiosyncratic strength of the particular hard-currency trades we engaged in, namely Venezuela and Portugal.

In terms of the country source of returns, the Fund’s biggest winners during the reporting period were positions in Venezuela, hard-currency, Uruguay local currency, Nigeria local currency, Portugal hard-currency, and Russia local-currency. The table below provides details on which countries generated which returns.

The Fund’s major detractor was exposure to the Indian rupee via a supranational4, the Inter-American Development Bank, among others, but the losses from these issues were comparatively modest. In our view, domestic developments in India may have driven most of the poor performance, as investors seem to doubt the Indian government’s commitment to new reform initiatives and its ability to implement them.

38

EMB Country Return Breakdown for 2012

Source: J.P. Morgan

Outlook

We see the following key themes driving our investment decisions in the foreseeable future:

¡	Local currency favored: The “push” of money out of developed economies and the “pull” of money into emerging economies seem likely to continue, in our view. Japan’s recent moves to follow the U.S. into larger central bank balance sheets and expansionary fiscal policy make it the latest nation to join this trend. In our opinion, this trend is likely to benefit local currency debt over hard currency debt, as developed world economic policies are close to policies of debasement.
¡	Concentrated positions: A lot of money has entered the asset class, and it is very hard for us to find value in hard- currency credit spreads at the current moment. In fact, our models only show Venezuela, Argentina, and Ukraine as cheap, but further tests (including recent visits to each country) led to our rejecting these exposures. This has led us to be comfortable focusing on a few good positions, rather than a general long exposure to “the market.”
¡	Mideast concerns: Geopolitical tensions in the Middle East and North Africa may escalate. We view the conflict in Syria as a proxy war between the U.S. and its regional and European allies versus Iran. This has led us to avoid Fund positions in countries with direct exposure to the conflict, such as Egypt.
¡	Return to growth: As can be seen in the chart below, emerging economies seem set to be the global growth leader, again, with the U.S. economy setting the pace among the developed economies. U.S. economic growth may turn out to be nominal, not real, in retrospect, but market participants are conditioned to ignore or not understand the distinction. This encourages our greater Fund exposure to Latin America, commodity producers and any Asian exporters that are inexpensive.

Modest improvement to Emerging Markets growth forecasts

	2012	2013
Developed markets	1.2	1.0
Emerging markets	4.5	4.9
Latin America	2.6	3.4
EMEA EM	3.1	2.9
EM Asia	6.1	6.5

Source: J.P. Morgan

We believe economic growth in the U.S., stimulus in Japan and the potential for stability in Europe could be a boost to risk assets. Overall, then, at the end of the annual period, we see more attractive investment opportunities in local currency debt than in hard currency debt, due primarily to three factors. (1) We find little value in hard currency debt; (2) Where we do see potential value in hard currency – Venezuela, the Ukraine and Argentina – we also see a good likelihood of near-term setbacks or high risks; (3) Finally, as developed currencies struggle under weak balance sheets and economic policy, we believe emerging currencies benefit.

39

UNCONSTRAINED EMERGING MARKETS BOND FUND

The chart here shows the relatively high interest rate differential between emerging market local currency debt and emerging market hard currency debt.

Greater than 5% policy rate differential to remain between EM and DM

Source: J.P. Morgan

From a regional perspective, we see more attractive investment opportunities in Latin America, non-European Union (EU)-Europe and Africa at the end of the Reporting Period and fewer attractive investment opportunities in EU-Europe and Asia. We believe Latin America (e.g., Mexico) would benefit from stronger U.S. economic growth. Non-EU-Europe (e.g., Russia) would benefit from stable commodity prices. Africa (e.g., Nigeria) would similarly benefit from stable commodity prices as well as from declining inflation. Conversely, Asian emerging market debt has already rallied substantially, and thus we see limited opportunities there over the near term, other than in higher volatility countries such as Indonesia. In EU-Europe, we similarly see fewer attractive investment opportunities due to a weak European economy, deleveraging and valuations.

The Fund is subject to risks associated with its investments in emerging markets securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, non-diversification risk and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Eric Fine	Carlos Noguerira	David Austerweil
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

January 11, 2013

40

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[2]	J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[3]	Emerging market local currency bonds are bonds denominated in the local currency of the issuer. Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro or yen.

[4]	A supranational is an international organization, or union, whose members transcend national boundaries and share in the decision-making. Examples of supranationals are the World Bank, International Monetary Fund and World Trade Organization.

41

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Class A-EMBAX After Maximum Sales Charge[1]	Class A-EMBAX Before Sales Charge	GBI-EM
Life (since 7/9/12)	4.70%	11.06%	9.58%

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/12	Class C-EMBCX After Maximum Sales Charge[1]	Class C-EMBCX Before Sales Charge	GBI-EM
Life (since 7/9/12)	9.61%	10.61%	9.58%

Hypothetical Growth of $10,000 (Since Inception: Class C)

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

42

Average Annual Total Return 12/31/12	Class I-EMBUX After Maximum Sales Charge[1]	Class I-EMBUX Before Sales Charge	GBI-EM
Life (since 7/9/12)	n/a	11.06%	9.58%

Hypothetical Growth of $10,000 (Since Inception: Class I)

Average Annual Total Return 12/31/12	Class Y-EMBYX After Maximum Sales Charge[1]	Class Y-EMBYX Before Sales Charge	GBI-EM
Life (since 7/9/12)	n/a	11.06%	9.58%

Hypothetical Growth of $10,000 (Since Inception: Class Y)

[1]	A Shares: maximum sales charge is 5.75%	[3]	I shares: no sales or redemption charges
	Gross Expense Ratio 1.67% / Net Expense Ratio 1.25%		Gross Expense Ratio 1.03% / Net Expense Ratio 0.95%
[2]	C Shares: 1.00% redemption charge, first year	[4]	Y shares: no sales or redemption charges
	Gross Expense Ratio 2.81% / Net Expense Ratio 1.95%		Gross Expense Ratio 1.74% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

J.P. Morgan Government Bond – Emerging Markets Global Diversified (GBI-EM) Index tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

43

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unconstrained Emerging Markets Bond Fund

		Beginning Account Value July 9, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 9, 2012 - December 31, 2012
Class A	Actual	$1,000.00	$1,110.60	$6.32
	Hypothetical**	$1,000.00	$1,017.92	$6.04
Class C	Actual	$1,000.00	$1,106.10	$9.89
	Hypothetical**	$1,000.00	$1,014.51	$9.46
Class I	Actual	$1,000.00	$1,110.60	$4.80
	Hypothetical**	$1,000.00	$1,019.35	$4.60
Class Y	Actual	$1,000.00	$1,110.60	$5.05
	Hypothetical**	$1,000.00	$1,019.12	$4.83

*	Expenses are equal to the Fund’s annualized expense ratio (for the period from July 9, 2012 to December 31, 2012), of 1.25% on Class A Shares, 1.95% on Class C Shares, 0.95% on Class I Shares and 1.00% on Class Y Shares, multiplied by the average account value over the period, multiplied by 176 and divided by 366 (to reflect the period from inception).

**	Assumes annual return of 5% before expenses
44

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS (a)

December 31, 2012

Principal Amount		Value
SHORT-TERM INVESTMENTS: 99.2%

United States Treasury Obligations: 97.0%
	United States Treasury Bills
$12,000,000	0.09%, 05/30/13(b)	$11,995,068
13,000,000	0.09%, 05/23/13(b)	12,994,904
7,000,000	0.10%, 05/09/13(b)	6,997,837
13,000,000	0.11%, 02/28/13	12,997,696
12,000,000	0.11%, 04/04/13(b)	11,998,164
12,000,000	0.12%, 03/07/13	11,999,364
13,000,000	0.12%, 02/21/13(b)	12,997,873
10,000,000	0.12%, 03/21/13	9,999,300
11,000,000	0.12%, 02/14/13(b)	10,998,354
13,000,000	0.13%, 02/07/13(b)	12,998,330
7,000,000	0.13%, 03/14/13(b)	6,999,552
13,000,000	0.14%, 03/28/13(b)	12,998,999
		135,975,441

Number of Shares
Money Market Fund: 2.2%
3,143,277	AIM Treasury Portfolio - Institutional Class	3,143,277

Total Short-term Investments (Cost: $139,109,705)		139,118,718
Other assets less liabilities: 0.8%		1,137,673
NET ASSETS: 100.0%		$140,256,391

Total Return Swap Contracts – As of December 31, 2012, the Fund had an outstanding swap contract with the following terms:

Long Exposure

			Rate paid by	Termination	% of	Unrealized
Counterparty	Referenced Obligation	Notional Amount	the Fund	Date	Net Assets	Depreciation
UBS AG	UBS Bloomberg Constant Maturity
	Commodity Index Total Return	$140,262,000	0.48%	01/02/13	(0.3)%	$(409,228)

(a)	Represents consolidated Schedule of Investments.

(b)	All or a portion of these securities are segregated for swap collateral.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Government	97.7%	$135,975,441
Money Market Fund	2.3	3,143,277
	100.0%	$139,118,718

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Short-Term Investments
United States Treasury Obligations	$—	$135,975,441	$—	$135,975,441
Money Market Fund	3,143,277	—	—	3,143,277
Total	$3,143,277	$135,975,441	$—	$139,118,718
Other Financial Instrument
Swap Contracts	$—	$(409,228)	$—	$(409,228)

See Notes to Financial Statements

45

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of Shares		Value

COMMON STOCKS: 86.8%

Bermuda: 0.2%
45,000	Central European Media Enterprises Ltd. (USD) *	$275,850
Brazil: 5.4%
106,000	BR Malls Participacoes S.A.	1,398,838
109,000	BR Properties S.A.	1,357,509
24,000	Cielo S.A.	668,015
65,000	Estacio Participacoes S.A.	1,324,444
120,000	International Meal Co. Holdings S.A.	1,482,784
21,300	Localiza Rent a Car S.A.	390,110
24,000	M Dias Branco S.A.	915,341
		7,537,041
Canada: 0.6%
36,500	First Quantum Minerals Ltd.	803,976
China / Hong Kong: 26.9%
105,000	ASM Pacific Technology Ltd. #	1,289,091
510,000	Baoxin Auto Group Ltd. * #	421,150
2,560,000	Beijing Capital International Airport Co. Ltd. #	1,854,884
590,000	Biostime International Holdings Ltd. #	1,865,677
2,150,000	Boer Power Holdings Ltd. #	1,048,497
1,076,000	Brilliance China Automotive Holdings Ltd. * #	1,356,447
2,012,000	China Hongqiao Group Ltd. #	1,073,297
2,886,000	China Medical System Holdings Ltd. #	2,252,629
2,063,000	China Minsheng Banking Corp. Ltd. #	2,420,736
960,000	China Singyes Solar Technologies Holdings Ltd. #	828,891
1,080,000	CIMC Enric Holdings Ltd. #	978,045
52,500	Focus Media Holding (ADR)	1,348,200
7,663,000	Franshion Properties China Ltd. #	2,793,135
490,000	Galaxy Entertainment Group Ltd. * #	1,961,556
2,730,000	Geely Automobile Holdings Ltd. #	1,319,245
2,500,000	Genting Hong Kong Ltd. (USD) * #	871,917
2,660,000	Greatview Aseptic Packaging Co. Ltd. #	1,447,695
1,007,000	Haier Electronics Group Co. Ltd. * #	1,498,849
1,451,000	Kunlun Energy Co. Ltd. #	3,064,115
38,000	Noah Holdings Ltd. (ADR)	221,540
15,692,000	REXLot Holdings Ltd. #	1,203,870
670,000	Sitoy Group Holdings Ltd. #	436,853
465,000	Techtronic Industries Co. #	891,207
89,500	Tencent Holdings Ltd. #	2,928,232
7,427,000	Tiangong International Co. Ltd. #	1,805,505
		37,181,263
India: 5.6%
92,000	Apollo Hospitals Enterprise Ltd. #	1,329,827
345,000	DEN Networks Ltd. * #	1,242,934
60,000	Jammu & Kashmir Bank Ltd. #	1,425,278
34,000	Larsen & Toubro Ltd. #	1,008,158
43,000	Persistent Systems Ltd. #	405,746
202,000	Phoenix Mills Ltd. #	954,188
168,000	Yes Bank Ltd. #	1,426,687
		7,792,818
Number of Shares		Value

Indonesia: 3.4%
10,700,000	Ace Hardware Indonesia Tbk PT #	$915,218
1,400,000	Bank Rakyat Indonesia Tbk PT #	1,015,356
9,700,000	Lippo Karawaci Tbk PT #	1,009,155
2,980,000	Tower Bersama Infrastructure Tbk PT * #	1,763,983
		4,703,712
Israel: 0.0%
68,000	Queenco Leisure International Ltd. (GDR) * # § Reg S	40,287
Kazakhstan: 0.1%
80,385	Chagala Group Ltd. (GDR) * §	104,500
Luxembourg: 0.9%
405,000	L’Occitane International S.A. (HKD) #	1,295,932
Mexico: 0.8%
535,000	Genomma Lab Internacional, S.A. de C.V. *	1,099,278
Nigeria: 1.9%
9,400,000	First Bank Nigeria Holdings Plc #	950,701
6,100,000	Guaranty Trust Bank Plc	898,495
185,000	Nestle Nigeria Plc	829,331
		2,678,527
Panama: 1.0%
13,700	Copa Holdings S.A. (Class A) (USD)	1,362,465
Peru: 0.5%
4,500	Credicorp Ltd. (USD)	659,520
Philippines: 1.0%
5,720,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	238,203
310,000	Security Bank Corp. #	1,180,592
		1,418,795
Portugal: 0.4%
25,000	Jeronimo Martins, SGPS S.A. #	483,410
Russia: 3.3%
21,600	Eurasia Drilling Co. Ltd. (GDR) Reg S	782,824
42,000	Globaltrans Investment Plc (GDR) Reg S	693,420
5,000	Magnit OJSC (USD)	787,820
749,000	Sberbank RF (USD) #	2,334,934
		4,598,998
Singapore: 2.8%
425,000	CSE Global Ltd. #	273,982
425,000	CWT Ltd. #	429,935
1,240,000	Ezion Holdings Ltd. #	1,752,527
960,000	OSIM International Ltd. #	1,370,800
		3,827,244
South Africa: 1.5%
110,000	African Bank Investments Ltd. #	419,772
42,000	Imperial Holdings Ltd. #	990,479
180,000	Nampak Ltd. #	678,452
		2,088,703

See Notes to Financial Statements

46

Number of
Shares		Value

South Korea: 10.3%
64,000	Cheil Worldwide, Inc. #	$1,291,031
34,800	Hotel Shilla Co. Ltd. #	1,442,422
7,570	Hyundai Mobis Co. Ltd. #	2,053,809
42,500	Kia Motors Corp. #	2,259,877
4,500	Lotte Shopping Co. #	1,589,204
3,860	Samsung Electronics Co. Ltd. #	5,546,046
		14,182,389
Switzerland: 1.8%
18,300	Dufry A.G. * #	2,419,845
Taiwan: 3.4%
830,000	Chailease Holding Co. Ltd. #	1,915,350
116,000	Cleanaway Co. Ltd. #	767,035
358,050	Lumax International Corp. Ltd. #	762,044
55,000	MediaTek, Inc. #	615,289
295,752	Taiwan Hon Chuan Enterprise Co. Ltd. #	650,765
		4,710,483
Thailand: 2.7%
60,000	Kasikornbank PCL #	381,810
260,000	Kasikornbank PCL (NVDR) #	1,654,512
1,244,260	Minor International PCL (NVDR) #	802,532
545,000	Tisco Financial Group PCL (NVDR) #	932,501
		3,771,355
Turkey: 2.8%
30,000	Bizim Toptan Satis Magazalari A.S. #	468,797
330,000	Dogus Otomotiv Servis ve Ticaret A.S. #	1,592,180
240,000	TAV Havalimanlari Holding A.S. * #	1,229,350
65,000	Turkiye Halk Bankasi A.S. #	640,747
		3,931,074
United Arab Emirates: 1.0%
50,800	DP World Ltd. (USD) #	598,898
223,380	First Gulf Bank PJSC #	717,035
		1,315,933
Number of Shares		Value

United Kingdom: 4.6%
852,000	Afren Plc * #	$1,848,831
16,983	Bank of Georgia Holdings Plc #	286,508
812,346	Hirco Plc *	560,837
101,000	Ophir Energy Plc * #	834,650
1,248,997	Raven Russia Ltd. * #	1,290,663
555,000	Volga Gas Plc * #	881,857
61,000	Zhaikmunai LP (GDR) Reg S	652,700
		6,356,046
United States: 3.8%
24,600	Coach, Inc.	1,365,546
10,600	Cummins, Inc.	1,148,510
37,700	First Cash Financial Services, Inc. *	1,870,674
435,000	Samsonite International S.A. (HKD) #	912,885
		5,297,615
Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD)	75,000
Total Common Stocks (Cost: $98,783,929)		120,012,059
PREFERRED STOCKS: 3.9%
Brazil: 0.7%
139,808	Banco ABC Brasil S.A.	964,146
Russia: 1.6%
950	AK Transneft OAO #	2,166,659
South Korea: 1.6%
2,820	Samsung Electronics Co. Ltd. #	2,266,026
Total Preferred Stocks (Cost: $4,746,121)		5,396,831
MONEY MARKET FUND: 9.9% (Cost: $13,668,330)
13,668,330	AIM Treasury Portfolio - Institutional Class	13,668,330
Total Investments: 100.6% (Cost: $117,198,380)		139,077,220
Liabilities in excess of other assets: (0.6)%		(767,443)
NET ASSETS: 100.0%		$138,309,777

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depository Receipt
PHP	—	Philippine Peso
USD	—	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $101,129,014 which represents 73.1% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $144,787 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

47

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2012 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Queenco Leisure International Ltd. (GDR)	07/03/2007	68,000	$1,297,605	$40,287	0.0%

Summary of Investments		% of
by Sector (unaudited)		Investments		Value
Basic Materials		2.6%		$3,682,778
Communications		6.4		8,850,230
Consumer, Cyclical		20.7		28,840,027
Consumer, Non-cyclical		13.2		18,306,859
Diversified		0.7		990,479
Energy		8.1		11,209,681
Financial		21.7		30,123,748
Industrial		9.3		13,008,908
Technology		7.5		10,396,180
Money Market Fund		9.8		13,668,330
		100.0%		$139,077,220

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$275,850	$—	$—	$275,850
Brazil	7,537,041	—	—	7,537,041
Canada	803,976	—	—	803,976
China / Hong Kong	1,569,740	35,611,523	—	37,181,263
India	—	7,792,818	—	7,792,818
Indonesia	—	4,703,712	—	4,703,712
Israel	—	40,287	—	40,287
Kazakhstan	104,500	—	—	104,500
Luxembourg	—	1,295,932	—	1,295,932
Mexico	1,099,278	—	—	1,099,278
Nigeria	1,727,826	950,701	—	2,678,527
Panama	1,362,465	—	—	1,362,465
Peru	659,520	—	—	659,520
Philippines	238,203	1,180,592	—	1,418,795
Portugal	—	483,410	—	483,410
Russia	2,264,064	2,334,934	—	4,598,998
Singapore	—	3,827,244	—	3,827,244
South Africa	—	2,088,703	—	2,088,703
South Korea	—	14,182,389	—	14,182,389
Switzerland	—	2,419,845	—	2,419,845
Taiwan	—	4,710,483	—	4,710,483
Thailand	—	3,771,355	—	3,771,355
Turkey	—	3,931,074	—	3,931,074
United Arab Emirates	—	1,315,933	—	1,315,933
United Kingdom	1,213,537	5,142,509	—	6,356,046
United States	4,384,730	912,885	—	5,297,615
Zimbabwe	75,000	—	—	75,000
Preferred Stocks
Brazil	964,146	—	—	964,146
Russia	—	2,166,659	—	2,166,659
South Korea	—	2,266,026	—	2,266,026
Money Market Fund	13,668,330	—	—	13,668,330
Total	$37,948,206	$101,129,014	$—	$139,077,220

During the year ended December 31, 2012 transfers of securities from Level 1 to Level 2 were $176,018, and transfers from Level 2 to Level 1 were $749,102. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close as described in the Notes to Financial Statements.

See Notes to Financial Statements

48

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of
Shares		Value

COMMON STOCKS: 91.7%

Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	$129,007
Canada: 10.6%
3,969,800	Eldorado Gold Corp. (USD)	51,131,024
4,383,100	First Quantum Minerals Ltd.	96,545,412
1,703,100	Goldcorp, Inc. (USD)	62,503,770
5,121,900	IAMGOLD Corp. (USD)	58,748,193
4,205,324	Kinross Gold Corp. (USD)	40,875,749
182,677	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	54,177
5,560,200	New Gold, Inc. (USD) *	61,329,006
6,011,100	Osisko Mining Corp. *	48,345,029
		419,532,360
Kuwait: 0.3%
359,225	Kuwait Energy Co. K.S.C.C. * # § ø	1,072,525
3,233,023	Kuwait Energy Plc (GBP) * # § ø	9,726,935
		10,799,460
Norway: 2.1%
2,291,700	SeaDrill Ltd. #	84,430,581
Switzerland: 2.0%
1,390,100	Noble Corp. (USD)	48,403,282
2,842,700	Weatherford International Ltd. (USD) *	31,809,813
		80,213,095
United Kingdom: 15.0%
31,921,314	Afren Plc * #	69,268,898
2,780,100	African Minerals Ltd. * #	14,751,236
2,366,900	BHP Billiton Plc #	83,488,795
1,340,000	Ensco Plc (USD)	79,435,200
2,617,300	Ophir Energy Plc * #	21,629,008
688,726	Randgold Resources Ltd. (ADR)	68,356,055
1,840,900	Rio Tinto Plc (ADR)	106,937,881
8,553,200	Xstrata Plc #	149,302,861
		593,169,934
United States: 61.7%
933,617	Alpha Natural Resources, Inc. *	9,093,430
2,329,300	Anadarko Petroleum Corp.	173,090,283
551,000	Apache Corp.	43,253,500
513,400	Berry Petroleum Co.	17,224,570
1,060,500	Cameron International Corp. *	59,875,830
2,066,300	Cimarex Energy Co.	119,287,499
1,515,300	Cliffs Natural Resources, Inc.	58,429,968
1,114,600	Cloud Peak Energy, Inc. *	21,545,218
964,250	Concho Resources, Inc. *	77,679,980
2,266,700	Consol Energy, Inc.	72,761,070
463,400	Cummins, Inc.	50,209,390
Number of
Shares		Value

United States: (continued)
1,327,400	Diamond Offshore Drilling, Inc.	$90,210,104
576,100	Diamondback Energy, Inc. *	11,015,032
1,039,400	Dril-Quip, Inc. *	75,928,170
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	1
1,340,000	Freeport-McMoRan Copper & Gold, Inc.	45,828,000
513,400	Green Plains Renewable Energy, Inc. *	4,060,994
738,900	Gulfport Energy Corp. *	28,240,758
4,608,500	Halliburton Co.	159,868,865
1,452,700	HollyFrontier Corp.	67,623,185
500,900	Jacobs Engineering Group, Inc. *	21,323,313
1,527,800	Key Energy Services, Inc. *	10,618,210
4,483,300	Louisiana-Pacific Corp.	86,617,356
3,519,000	Marathon Oil Corp.	107,892,540
1,252,300	National Oilwell Varco, Inc.	85,594,705
1,941,075	Newfield Exploration Co. *	51,981,988
2,003,700	Newmont Mining Corp.	93,051,828
1,390,100	Occidental Petroleum Corp.	106,495,561
2,592,300	Patterson-UTI Energy, Inc.	48,294,549
1,202,200	Pioneer Natural Resources Co.	128,142,498
2,254,200	Schlumberger Ltd.	156,193,518
1,678,100	SM Energy Co.	87,613,601
1,803,300	Steel Dynamics, Inc.	24,759,309
1,077,000	Tesoro Corp.	47,441,850
738,900	The Mosaic Co.	41,843,907
1,452,700	United States Steel Corp.	34,675,949
2,091,400	Western Refining, Inc.	58,956,566
1,678,100	Whiting Petroleum Corp. *	72,779,197
		2,449,502,292
Total Common Stocks (Cost: $3,305,678,223)		3,637,776,729
EXCHANGE TRADED FUND: 1.2% (Cost: $36,169,344)
300,600	SPDR Gold Trust *	48,700,206
MONEY MARKET FUND: 3.9% (Cost: $155,767,309)
155,767,309	AIM Treasury Portfolio - Institutional Class	155,767,309
Total Investments: 96.8% (Cost: $3,497,614,876)		3,842,244,244
Other assets less liabilities: 3.2%		127,058,550
NET ASSETS: 100.0%		$3,969,302,794

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $433,799,847 which represents 10.9% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $10,928,468 which represents 0.3% of net assets.
ø	Restricted security - the aggregate value of restricted securities is $10,799,460, or 0.3% of net assets.

See Notes to Financial Statements

49

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2012 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Co. K.S.C.C.	08/06/2008	359,225	$1,086,267	$1,072,525	0.0%
Kuwait Energy Plc	12/19/2011	3,233,023	9,776,405	9,726,935	0.3
			$10,862,672	$10,799,460	0.3%

Summary of Investments		% of
by Sector (unaudited)		Investments		Value
Basic Materials		22.0%		$845,016,051
Energy		60.9		2,338,668,521
Industrial		4.1		158,150,059
Industrial Metals		6.4		247,542,892
Precious Metals		1.3		48,399,206
Exchange Traded Fund		1.3		48,700,206
Money Market Fund		4.0		155,767,309
		100.0%		$3,842,244,244

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$—	$—	$129,007	$129,007
Canada	419,532,360	—	—	419,532,360
Kuwait	—	—	10,799,460	10,799,460
Norway	—	84,430,581	—	84,430,581
Switzerland	80,213,095	—	—	80,213,095
United Kingdom	254,729,136	338,440,798	—	593,169,934
United States	2,449,502,291	1	—	2,449,502,292
Exchange Traded Fund	48,700,206	—	—	48,700,206
Money Market Fund	155,767,309	—	—	155,767,309
Total	$3,408,444,397	$422,871,380	$10,928,467	$3,842,244,244

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2011	$386,235	$6,143,162
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(257,228)	4,656,298
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2012	$129,007	$10,799,460

See Notes to Financial Statements

50

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012:

					Impact to
					Valuation
	Value as of				from an
	December 31,		Unobservable Input	Unobservable	Increase
	2012	Valuation Technique	Description (1)	Input	in Input (2)
Common Stocks
Kuwait	$10,799,460	Market comparable companies	Production Multiple	65.0x	Increase
			EBITDA Multiple	5.8x	Increase
			Reserve Multiple	13.0x	Increase
		Black Scholes	Duration to conversion	0.75	Decrease
			Price Volatility	40%	Decrease
Brazil	$129,007	Discounted Cash Flow	Discount for lack of market	25%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments. EBITDA means Earnings Before Interest Taxes Depreciation and Amortization.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

51

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS (a)

December 31, 2012

Number of
Shares		Value

COMMON STOCKS: 99.6%

Australia: 7.3%
5,981,424	Evolution Mining Ltd. * #	$10,764,885
13,961,118	Gryphon Minerals Ltd. * #	7,611,566
1,170,000	Medusa Mining Ltd. #	6,665,049
1,950,725	Newcrest Mining Ltd. #	45,632,680
3,700,000	Papillon Resources Ltd. * #	6,628,366
6,499,260	Perseus Mining Ltd. * #	14,363,665
		91,666,211
Canada: 69.8%
800,000	Alamos Gold, Inc.	14,034,382
1,760,000	Amarillo Gold Corp. *	1,327,033
3,941,875	Argonaut Gold, Inc. *	37,528,457
3,805,753	AuRico Gold, Inc. (USD) *	31,131,060
3,440,000	Aurizon Mines Ltd. (USD) *	11,971,200
935,000	Barrick Gold Corp. (USD)	32,734,350
2,000,000	Bear Creek Mining Corp. (USD) *	6,632,000
2,297,000	Continental Gold Ltd. *	20,436,765
3,030,000	Eastmain Resources, Inc. (USD) *	2,297,043
3,509,461	Eldorado Gold Corp.	45,160,451
4,082,000	Eldorado Gold Corp. (USD)	52,576,160
1,625,000	Fortuna Silver Mines, Inc. *	6,779,682
489,000	Franco-Nevada Corp. (USD)	27,956,130
159,030	Franco-Nevada Corp. Warrants
	(CAD 64.27, expiring 07/08/13) * # §	58,355
3,000,000	Gold Canyon Resources, Inc. (USD) *	3,063,000
380,386	Goldcorp, Inc.	13,984,836
1,870,897	Goldcorp, Inc. (USD)	68,661,920
1,366,000	Guyana Goldfields, Inc. *	4,298,361
1,055,000	Guyana Goldfields, Inc. (USD) *	3,323,250
4,178,000	IAMGOLD Corp. (USD)	47,921,660
1,650,000	International Tower Hill Mines Ltd. *	3,616,166
2,131,000	Keegan Resources, Inc. *	8,462,300
2,591,077	Kinross Gold Corp.	25,163,169
985,638	Kinross Gold Corp. (USD)	9,580,401
156,618	Kinross Gold Corp. Warrants
	(CAD 32.00, expiring 09/03/13) *	1,968
354,041	Kinross Gold Corp. Warrants
	(CAD 21.30, expiring 09/17/14) *	104,999
1,690,000	Mansfield Minerals, Inc. *	1,359,204
858,852	New Gold, Inc. *	9,506,347
7,388,800	New Gold, Inc. (USD) *	81,498,464
3,356,875	Orezone Gold Corp. *	5,737,094
9,493,166	Osisko Mining Corp. *	76,349,986
103,000	Pan American Silver Corp. Warrants
	(CAD 35.00, expiring 12/31/14) * #	92,417
764,500	Premier Gold Mines Ltd. *	3,228,008
668,000	Pretium Resources, Inc. *	8,804,142
Number of
Shares		Value

Canada: (continued)
725,000	Pretium Resources, Inc. (USD) *	$9,577,250
1,090,000	Queenston Mining, Inc. *	5,347,542
1,470,000	Rainy River Resources Ltd. *	7,344,828
5,600,000	Romarco Minerals, Inc. *	4,334,975
2,500,000	Roxgold, Inc. *	1,784,458
3,600,000	Rubicon Minerals Corp. *	9,228,913
4,250,000	Sabina Gold & Silver Corp. *	11,322,509
5,684,000	San Gold Corp. *	4,514,286
1,713,375	Silver Wheaton Corp. (USD)	61,818,570
18,611	Silver Wheaton Corp. Warrants
	(CAD 20.00, expiring 09/05/13) *	297,776
365,000	Silvercorp Metals, Inc.	1,871,419
3,260,000	Silvercorp Metals, Inc. (USD)	16,691,200
1,519,000	Timmins Gold Corp. *	4,566,010
8,931,000	Torex Gold Resources, Inc. *	19,752,890
6,635,000	Volta Resources, Inc. *	3,335,176
2,622,578	Yamana Gold, Inc. (USD)	45,134,567
		872,303,129
Mexico: 2.2%
892,000	Fresnillo Plc (GBP) #	27,359,005
United Kingdom: 8.2%
4,809,500	Lydian International Ltd. (CAD) *	10,105,414
923,000	Randgold Resources Ltd. (ADR)	91,607,750
		101,713,164
United States: 12.1%
651,000	Allied Nevada Gold Corp. *	19,614,630
2,100,000	Klondex Mines Ltd. (CAD) *	2,638,987
2,200,000	Midway Gold Corp. *	3,058,000
823,000	Newmont Mining Corp.	38,220,120
686,100	Royal Gold, Inc.	55,786,791
1,743,000	Tahoe Resources, Inc. (CAD) *	31,891,626
		151,210,154
Total Common Stocks
(Cost: $862,865,772)		1,244,251,663
MONEY MARKET FUND: 0.7%
(Cost: $8,342,368)
8,342,368	AIM Treasury Portfolio - Institutional
	Class	8,342,368
Total Investments: 100.3%
(Cost: $871,208,140)		1,252,594,031
Liabilities in excess of other assets: (0.3)%		(3,209,148)
NET ASSETS: 100.0%		$1,249,384,883

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
GBP	—	British Pound
USD	—	United States Dollar

(a)	Represents consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $119,175,988 which represents 9.5% of net assets.
§	Illiquid Security—the aggregate value of illiquid securities is $58,355 which represents 0.0% of net assets.

See Notes to Financial Statements

52

As of December 31, 2012, the Fund held the following open forward foreign currency contracts:

						Unrealized
						Appreciation /
Counterparty	Contracts to deliver		In Exchange For		Settlement Dates	(Depreciation)
State Street Bank and Trust Company	CAD	35,750	USD	35,888	1/10/2013	$ (47)
State Street Bank and Trust Company	CAD	50,903	USD	51,648	1/10/2013	483
State Street Bank and Trust Company	CAD	17,250	USD	17,366	1/11/2013	28
State Street Bank and Trust Company	CAD	74,000	USD	74,238	1/22/2013	$ (127)
Net unrealized appreciation on forward foreign currency contracts						337

CAD	—	Canadian Dollar
USD	—	United States Dollar

Summary of Investments by Sector (unaudited)	% of Investments	Value
Diversified Minerals	1.4%	$18,199,683
Gold Mining	83.6	1,047,713,842
Metal - Diversified	0.3	3,335,176
Precious Metals	4.3	53,460,893
Silver Mining	9.7	121,542,069
Money Market Fund	0.7	8,342,368
	100.0%	$1,252,594,031

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$91,666,211	$ —	$91,666,211
Canada	872,152,357	150,772	—	872,303,129
Mexico	—	27,359,005	—	27,359,005
United Kingdom	101,713,164	—	—	101,713,164
United States	151,210,154	—	—	151,210,154
Money Market Fund	8,342,368	—	—	8,342,368
Total	$1,133,418,043	$119,175,988	$ —	$1,252,594,031
Other Financial Instruments
Forward foreign currency contracts	$—	$337	$ —	$337

See Notes to Financial Statements

53

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

Number of
Shares		Value

COMMON STOCKS: 35.5%

Basic Materials: 4.2%
44,125	Argonaut Gold, Inc. (CAD) *	$420,090
41,950	Continental Gold Ltd. (CAD) *	373,236
6,520	Eldorado Gold Corp.	83,978
14,660	Eldorado Gold Corp. (CAD)	188,648
51,250	Fortuna Silver Mines, Inc. (CAD) *	213,821
6,030	Goldcorp, Inc.	221,301
8,502	MAG Silver Corp. *	87,486
1,736	Monsanto Co.	164,312
20,110	New Gold, Inc. *	221,813
25,670	Osisko Mining Corp. (CAD) *	206,454
10,940	Tahoe Resources, Inc. *	200,421
122,900	Volta Resources, Inc. (CAD) *	61,777
		2,443,337
Communications: 4.5%
2,069	Acme Packet, Inc. *	45,766
1,682	Aruba Networks, Inc. *	34,902
5,693	Bankrate, Inc. *	70,878
3,976	Blucora, Inc. *	62,463
8,198	CalAmp Corp. *	68,207
3,855	Cbeyond, Inc. *	34,849
39,945	Cincinnati Bell, Inc. *	218,898
1,239	Discovery Communications, Inc. *	72,481
1,838	eBay, Inc. *	93,775
1,122	Equinix, Inc. *	231,356
2,263	ExactTarget, Inc. *	45,260
760	Google, Inc. *	539,121
10,414	ICG Group, Inc. *	119,032
32,301	Lionbridge Technologies, Inc. *	129,850
1,183	McGraw-Hill Cos, Inc.	64,675
857	News Corp.	21,888
8,852	Perficient, Inc. *	104,277
274	Priceline.com, Inc. *	170,209
11,273	RF Micro Devices, Inc. *	50,503
1,023	SBA Communications Corp. *	72,653
1,711	SPS Commerce, Inc. *	63,769
2,682	Stamps.com, Inc. *	67,586
2,315	The Walt Disney Co.	115,264
1,468	TripAdvisor, Inc. *	61,597
2,521	ValueClick, Inc. *	48,933
2,538	Vivendi S.A. (EUR)	57,399
		2,665,591
Consumer, Cyclical: 8.0%
5,000,000	Ace Hardware Indonesia Tbk PT (IDR) #	427,672
2,438	Arrow Electronics, Inc. *	92,839
2,276	Barnes & Noble, Inc. *	34,345
1,959	Brown Shoe Co., Inc.	35,987
8,820	Cedar Fair LP	295,029
8,745	Coach, Inc.	485,435
496	Cooper-Standard Holding, Inc. *	18,228
5,669	Dollar Tree, Inc. *	229,935
937	Dollarama, Inc. (CAD)	55,549
2,400	Dufry A.G. (CHF) * #	317,357
9,800	First Cash Financial Services, Inc. *	486,276
1,110	Fossil, Inc. *	103,341
120,000	Galaxy Entertainment Group Ltd.
	(HKD) * #	480,381
6,620	Kia Motors Corp. (KRW) #	352,009

Number of
Shares		Value

Consumer, Cyclical: (continued)
5,567	Las Vegas Sands Corp.	$256,973
1,289	Lear Corp.	60,377
1,893	Lennar Corp.	73,202
140	Mobile Mini, Inc. *	2,916
52,876	Morgans Hotel Group Co. *	292,933
673	Nu Skin Enterprises, Inc.	24,935
297	Ralph Lauren Corp.	44,526
4,526	Regal Entertainment Group	63,138
2,382	Rentrak Corp. *	46,425
2,977	Skechers USA, Inc. *	55,075
1,563	Stage Stores, Inc.	38,731
2,636	Starbucks Corp.	141,342
5,421	TiVo, Inc. *	66,787
1,524	US Airways Group, Inc. *	20,574
828	Vail Resorts, Inc.	44,787
479	Wynn Resorts Ltd.	53,883
		4,700,987
Consumer, Non-cyclical: 5.6%
940	Abbott Laboratories	61,570
5,729	Accretive Health, Inc. *	66,227
4,487	Akorn, Inc. *	59,946
998	Alliance Data Systems Corp. *	144,470
6,490	Amarin Corp. Plc (ADR) *	52,504
7	Beam, Inc.	428
14,310	BioScrip, Inc. *	154,118
143,500	Biostime International Holdings Ltd.
	(HKD) #	453,771
2,394	Capital Senior Living Corp. *	44,744
1,148	Cardiovascular Systems, Inc. *	14,407
3,486	Conceptus, Inc. *	73,241
1,401	Edwards Lifesciences Corp. *	126,329
4,410	Emeritus Corp. *	109,015
29,832	EnteroMedics, Inc. *	83,530
3,077	Euronet Worldwide, Inc. *	72,617
1,564	Grand Canyon Education, Inc. *	36,707
28,960	Guided Therapeutics, Inc. *	19,693
6,809	Healthways, Inc. *	72,856
1,460	Heartland Payment Systems, Inc.	43,070
1,484	Huron Consulting Group, Inc. *	49,996
193	Intuitive Surgical, Inc. *	94,641
2,526	Iron Mountain, Inc.	78,432
5,926	K12, Inc. *	121,127
1,900	Lender Processing Services, Inc.	46,778
188	Mastercard, Inc.	92,361
2,533	Meridian Bioscience, Inc.	51,293
3,340	Monster Worldwide, Inc. *	18,771
1,359	Myriad Genetics, Inc. *	37,033
2,832	On Assignment, Inc. *	57,433
571	PepsiCo, Inc.	39,074
2,610	Pfizer, Inc.	65,459
1,047	Philip Morris International, Inc.	87,571
2,826	Quanta Services, Inc. *	77,122
2,507	Quidel Corp. *	46,806
9,525	Repligen Corp. *	59,912
11,804	RTI Biologics, Inc. *	50,403
3,383	Spectranetics Corp. *	49,967
11,801	Synergetics USA, Inc. *	56,645
12,328	TearLab Corp. *	50,545
536	The Geo Group, Inc.	15,187

See Notes to Financial Statements

54

Number of
Shares		Value

Consumer, Non-cyclical: (continued)
3,616	TMS International Corp. *	$45,272
2,612	United Rentals, Inc. *	118,898
4,376	Vascular Solutions, Inc. *	69,141
2,416	VCA Antech, Inc. *	50,857
1,131	WellCare Health Plans, Inc. *	55,068
		3,275,035
Energy: 2.3%
192,200	Afren Plc (GBP) * #	417,072
1,387	BP Plc (ADR)	57,755
1,139	Cabot Oil & Gas Corp.	56,654
601	Continental Resources, Inc. *	44,167
1,208	Devon Energy Corp.	62,864
2,885	Energy XXI Bermuda Ltd.	92,868
3,651	EPL Oil & Gas, Inc. *	82,330
299	Geospace Technologies Corp. *	26,572
1,513	Gulfport Energy Corp. *	57,827
1,818	Halcon Resources Corp. *	12,581
4,677	Kodiak Oil & Gas Corp. *	41,391
9,889	Midstates Petroleum Co., Inc. *	68,135
1,010	National Oilwell Varco, Inc.	69,033
2,590	Northern Oil and Gas, Inc. *	43,564
1,284	Oasis Petroleum, Inc. *	40,831
793	Schlumberger Ltd.	54,947
2,018	Southwestern Energy Co. *	67,421
717	Valero Energy Corp.	24,464
8,623	Willbros Group, Inc. *	46,219
		1,366,695
Financial: 4.7%
88	Altisource Asset Management Corp. *	7,216
1,764	Altisource Portfolio Solutions S.A. *	152,859
294	Altisource Residential Corp. *	4,657
1,197	American Express Co.	68,804
4,498	American International Group, Inc. *	158,779
5,484	Assured Guaranty Ltd.	78,037
7,056	Berkshire Hills Bancorp, Inc.	168,356
16,842	Blackstone Group LP	262,567
1,295	CME Group, Inc.	65,669
3,519	Ellie Mae, Inc. *	97,652
5,039	Evoq Properties, Inc. *	15,117
1,300,000	Franshion Properties China Ltd. (HKD) #	473,845
62,187	Kasikornbank PCL (NVDR) #	395,727
4,973	KKR & Co. LP	75,739
6,294	OmniAmerican Bancorp, Inc. *	145,580
3,680	Realogy Holdings Corp. *	154,413
5,409	TD Ameritrade Holding Corp.	90,925
20,286	TFS Financial Corp. *	195,151
6,304	The Charles Schwab Corp.	90,525
585	Visa, Inc.	88,674
		2,790,292
Industrial: 1.2%
694	Apogee Enterprises, Inc.	16,635
941	BE Aerospace, Inc. *	46,485
3,038	CPI Aerostructures, Inc. *	30,410
13,096	Flow International Corp. *	45,836
7,342	Headwaters, Inc. *	62,848
3,289	Imax Corp. *	73,937
1,129	Ingersoll-Rand Plc	54,147
5,604	InvenSense, Inc. *	62,260
Number of
Shares		Value

Industrial: (continued)
1,250	MYR Group, Inc. *	$27,813
1,679	Old Dominion Freight Line, Inc. *	57,556
1,039	OSI Systems, Inc. *	66,538
1,690	Simpson Manufacturing Co., Inc.	55,415
3,000	Waste Connections, Inc.	101,370
		701,250
Technology: 5.0%
5,400	Activision Blizzard, Inc.	57,348
469	Apple, Inc.	249,991
14,653	Callidus Software, Inc. *	66,525
1,922	Cavium, Inc. *	59,986
8,082	CDC Corp. * #	14,952
2,847	Ceva, Inc. *	44,840
1,377	Cognizant Technology Solutions Corp. *	101,967
3,023	Eloqua, Inc. *	71,313
3,729	EMC Corp. *	94,344
1,963	Fortinet, Inc. *	41,360
18,439	inContact, Inc. *	95,514
2,297	Microchip Technology, Inc.	74,859
3,080	Nuance Communications, Inc. *	68,746
8,508	NVIDIA Corp.	104,563
2,949	Power Integrations, Inc.	99,116
4,216	Proofpoint, Inc. *	51,899
3,351	QUALCOMM, Inc.	207,829
3,191	RADWARE Ltd. *	105,303
8,258	Rudolph Technologies, Inc. *	111,070
418	Samsung Electronics Co. Ltd. (KRW) #	600,582
3,285	SciQuest, Inc. *	52,100
1,113	Silicon Laboratories, Inc. *	46,535
11,336	Silicon Motion Technology Corp. (ADR) *	161,198
5,938	Skyworks Solutions, Inc. *	120,541
153,480	Trident Microsystems, Inc. * #	9,976
2,444	Ultratech, Inc. *	91,161
4,251	VeriFone Systems, Inc. *	126,169
		2,929,787
Total Common Stocks
(Cost: $19,531,358) (a)		20,872,974

REAL ESTATE INVESTMENT TRUSTS: 3.3%

Consumer, Cyclical: 0.6%
9,405	Ryman Hospitality Properties	361,716
Financial: 2.7%
998	American Tower Corp.	77,115
17,640	Associated Estates Realty Corp.	284,357
2,103	Chesapeake Lodging Trust	43,911
77,616	Chimera Investment Corp.	202,578
6,174	Colony Financial, Inc.	120,393
44,100	FelCor Lodging Trust, Inc. *	205,947
7,913	Host Hotels & Resorts, Inc.	123,997
35,280	New York Mortgage Trust, Inc.	222,970
11,605	NorthStar Realty Finance Corp.	81,699
1,738	Redwood Trust, Inc.	29,355
7,056	UDR, Inc.	167,792
		1,560,114
Total Real Estate Investment Trusts
(Cost: $1,879,529) (a)		1,921,830

See Notes to Financial Statements

55

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

ASSET-BACKED SECURITIES: 0.1%
(Cost: $34,174)
		Countrywide Asset-Backed Certificates
	$46,814	5.81%,03/25/18 (c)	$34,469
CORPORATE BONDS: 9.9%
Basic Materials: 0.3%
		Sidetur Finance B.V.
	$114,375	10.00%,02/06/13 (c) Reg S	96,647
		Volcan Cia Minera S.A.A.
	80,000	5.38%,02/02/22 (c) Reg S	88,600
			185,247
Communications: 1.9%
		Clear Channel Communications, Inc.
	170,000	5.50%,09/15/14 (c)	159,375
	79,000	11.00%,02/07/13 (c)	60,237
		FiberTower Corp.
	510,878	9.00%,01/01/16 (c) ♦	104,730
		Maxcom Telecomunicaciones S.A.B.
		de C.V.
	180,000	11.00%,02/07/13 (c)	122,400
		Singapore Telecommunications Ltd.
	125,000	7.38%,12/01/31 (c) Reg S	183,457
		Vimpel Communications Via VIP
		Finance Ireland Ltd. OJSC
	200,000	6.49%,02/02/16 Reg S	216,500
		WebMD Health Corp.
	55,000	2.50%,01/31/18	46,338
		Wind Acquisition Holdings Finance S.A.
	240,666	12.25%,07/15/13 (c) 144A	246,683
			1,139,720
Consumer, Cyclical: 1.4%
		Aston Martin Capital Ltd.
GBP	104,000	9.25%, 07/15/14 (c) Reg S	169,154
		Caesars Entertainment Operating Co., Inc.
	$93,000	5.38%,12/15/13 (c)	91,140
		Chukchansi Economic Development
		Authority
	131,214	9.75%,05/30/16 (c) 144A	79,057
		Inn of the Mountain Gods Resort &
		Casino
	50,000	1.25%,02/07/13 (c) 144A	40,375
		JC Penney Corp., Inc.
	57,000	6.88%,10/15/15	55,433
	39,000	7.95%,04/01/17	37,635
		Kellwood Co.
	69,000	12.88%,12/31/14	51,319
		Neebo, Inc.
	35,000	15.00%,02/07/13 (c) 144A	30,100
		Shingle Springs Tribal Gaming Authority
	66,000	9.38%,02/07/13 (c) 144A	65,010
	58,000	9.38%,02/20/13 (c) Reg S	57,130
		The Bon-Ton Department Stores, Inc.
	119,000	10.25%,02/07/13 (c)	118,405
		The River Rock Entertainment Authority
	830	9.75%,11/01/11 (c) ♦	521
			795,279
Principal
Amount		Value

Consumer, Non-cyclical: 0.8%
	Camposol S.A.
$180,000	9.88%,02/02/15 (c) 144A	$196,200
	CFG Investment S.A.C.
200,000	9.75%,07/30/16 (c) 144A	153,000
	MHP S.A.
100,000	10.25%,04/29/15 (c) Reg S	106,250
		455,450
Energy: 1.8%
	Berau Capital Resources Pte Ltd.
100,000	12.50%,07/08/13 (c) 144A	109,750
	DTEK Finance B.V.
100,000	9.50%,04/28/15 Reg S	101,245
	Endeavour International Corp.
112,000	12.00%,03/01/15 (c) Reg S	116,480
	EPL Oil & Gas, Inc.
93,000	8.25%,02/15/15 (c)	96,255
	Green Field Energy Services, Inc.
11,000	13.25%,11/15/14 (c) 144A	11,055
	National JSC Naftogaz of Ukraine
100,000	9.50%,09/30/14	103,125
	Petrobras International Finance Co.
225,000	2.88%,02/06/15 (c)	231,434
	Petroleos de Venezuela S.A.
188,000	5.00%,10/28/15	173,430
	SunCoke Energy, Inc.
45,000	7.63%,08/01/14 (c)	46,575
	Tristan Oil Ltd.
90,000	10.50%,01/01/12 (c) Reg S ♦	36,394
	Walter Energy, Inc.
25,000	9.88%,12/15/16 (c) 144A	28,000
		1,053,743
Financial: 1.9%
	Alfa Bank OJSC Via Alfa Bond
	Issuance Plc
200,000	7.88%,09/25/17 Reg S	224,000
	Bancolombia S.A.
225,000	5.13%,09/11/22	235,125
	Emigrant Bancorp, Inc.
122,000	6.25%,06/15/14 144A	116,209
	Jefferies Group, Inc.
66,000	3.88%,11/01/17 (c) (p)	65,711
	MBIA Insurance Corp.
39,500	14.00%,01/15/18 (c) Reg S	6,419
	MF Global Holdings Ltd.
110,000	6.25%,08/08/16 (c) ♦	73,165
	Nuveen Investments, Inc.
88,000	5.50%,09/15/15 (c)	83,600
	Promsvyazbank OJSC Via PSB
	Finance S.A.
100,000	11.25%,07/08/16	108,400
	Tinkoff Credit Systems Via TCS
	Finance Ltd.
200,000	10.75%,09/18/15 Reg S	206,000
		1,118,629

See Notes to Financial Statements

56

Principal
Amount		Value

Industrial: 1.2%
	Cemex Finance LLC
$200,000	9.38%,10/12/17 (c) 144A	$226,000
	DryShips, Inc.
84,000	5.00%,12/01/14	66,780
	Grupo Senda Autotransporte S.A. de C.V.
320,000	10.50%,02/06/13 (c) Reg S	334,400
	OSX 3 Leasing B.V.
100,000	9.25%,06/20/13 (c) Reg S	103,625
		730,805
Utilities: 0.6%
	CA La Electricidad de Caracas
200,000	8.50%,04/10/18 (c)	174,000
	Empresa Distribuidora Y Comercializadora Norte
200,000	9.75%,10/25/18 (c) 144A	90,000
225,000	9.75%,10/25/18 (c) Reg S	101,250
		365,250
Total Corporate Bonds
(Cost: $5,962,751) (a)		5,844,123
FOREIGN GOVERNMENT OBLIGATIONS: 1.1%
	African Development Bank
$225,000	1.13%,03/15/17	229,217
	Argentine Republic Government International Bond
ARS 3,026,000	12/15/35	43,708
	Provincia de Buenos Aires, Argentina
$400,000	11.75%,10/05/15 Reg S	347,000
Total Foreign Government Obligations
(Cost: $547,215) (a)		619,925
MUNICIPAL OBLIGATIONS: 0.1%
(Cost: $27,881)
	Brazos River Authority
$37,000	6.75%,04/01/13 (p)	34,016
STRUCTURED NOTES: 1.4%
Financial: 1.4%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
$500,000	02/08/13 # § (b)	464,400
400,000	07/03/13 # § (b)	375,400
Total Structured Notes
(Cost: $900,000)		839,800
Number of
Shares		Value

CLOSED-END FUNDS: 0.3%
2,000	First Trust Strategic High Income
	Fund II	$33,200
3,900	Helios High Income Fund, Inc.	32,604
5,500	Helios Multi-Sector High Income
	Fund, Inc.	33,220
1,200	PIMCO Dynamic Income Fund	35,088
450	PIMCO Income Strategy Fund II	4,973
3,500	Western Asset High Income Fund, Inc.	32,865
Total Closed-End Funds
(Cost: $171,419) (a)		171,950
EXCHANGE TRADED FUNDS: 12.0%
20,000	Direxion Daily Gold Miners Bull 3x
	Shares *	220,000
3,307	iPATH S&P 500 VIX Short-Term
	Futures ETN *	105,130
7,300	iShares Barclays Aggregate Bond Fund	810,957
8,580	iShares iBoxx $ High Yield Corporate
	Bond Fund	800,944
495	iShares Silver Trust *	14,528
30,000	Market Vectors Emerging Markets High
	Yield Bond ETF ‡	809,100
37,000	Market Vectors Emerging Markets
	Local Currency Bond ETF ‡	1,015,651
30,200	Market Vectors International High
	Yield Bond ETF ‡	819,543
7,960	PIMCO 0-5 Year High Yield Corporate
	Bond Index ETF	823,303
5,000	SPDR Gold Trust *	810,050
9,700	Vanguard Total Bond Market ETF	815,092
Total Exchange Traded Funds
(Cost: $6,935,167) (a)		7,044,298
OPEN-END FUNDS: 20.1%
28,095	AC Risk Parity 12 Vol Fund * #	4,490,115
6,753	American Independence Funds Trust -
	Fusion Fund *	139,657
122,866	Marketfield Fund	1,946,194
334,366	TFS Market Neutral Fund *	5,222,796
Total Open-End Funds
(Cost: $10,423,603)		11,798,762
MONEY MARKET FUND: 18.3%
(Cost: $10,758,193)
10,758,193	AIM Treasury Portfolio - Institutional
	Class	10,758,193
Total Investments: 102.1%
(Cost: $57,171,290)		59,940,340
Liabilities in excess of other assets: (2.1)%		(1,212,565)
NET ASSETS: 100.0%		$58,727,775

See Notes to Financial Statements

57

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

SECURITIES SOLD SHORT: (21.1)%

COMMON STOCKS: (9.2)%

Basic Materials: (0.2)%
(2,144)	Innophos Holdings, Inc.	$(99,696)
(2,001)	PolyOne Corp.	(40,860)
		(140,556)
Communications: (0.9)%
(3,294)	Corning, Inc.	(41,570)
(2,010)	DealerTrack Holdings, Inc. *	(57,727)
(447)	DIRECTV *	(22,422)
(634)	DISH Network Corp.	(23,078)
(631)	Facebook, Inc. *	(16,804)
(3,932)	Gannett Co., Inc.	(70,815)
(1,045)	IPG Photonics Corp.	(69,649)
(869)	Netflix, Inc. *	(80,626)
(1,712)	Nielsen Holdings N.V. *	(52,370)
(5,432)	Nokia OYJ (ADR)	(21,456)
(2,181)	Thomson Reuters Corp.	(63,380)
(980)	Viasat, Inc. *	(38,122)
		(558,019)
Consumer, Cyclical: (2.8)%
(4,245)	Barnes & Noble, Inc. *	(64,057)
(741)	Best Buy Co., Inc.	(8,781)
(313)	BorgWarner, Inc. *	(22,417)
(2,945)	Burger King Worldwide, Inc.	(48,416)
(2,646)	Carnival Corp.	(97,293)
(6,174)	Choice Hotels International, Inc.	(207,570)
(3,032)	GameStop Corp.	(76,073)
(1,148)	GNC Holdings, Inc.	(38,205)
(1,068)	Harman International Industries, Inc.	(47,676)
(336)	Hibbett Sports, Inc. *	(17,707)
(1,597)	JC Penney Co., Inc.	(31,477)
(357)	Kohl’s Corp.	(15,344)
(1,764)	Lumber Liquidators Holdings, Inc. *	(93,192)
(569)	Macy’s, Inc.	(22,202)
(3,087)	Marriott International, Inc.	(115,052)
(932)	McDonald’s Corp.	(82,212)
(3,088)	Panasonic Corp. (ADR)	(18,744)
(2,646)	Royal Caribbean Cruises Ltd.	(89,964)
(562)	Six Flags Entertainment Corp.	(34,394)
(4,140)	Sony Corp. (ADR)	(46,368)
(3,824)	Staples, Inc.	(43,594)
(593)	Target Corp.	(35,088)
(885)	Texas Roadhouse, Inc.	(14,868)
(1,120)	The Gap, Inc.	(34,765)
(448)	Tractor Supply Co.	(39,585)
(3,756)	Wabash National Corp. *	(33,691)
(1,424)	Walgreen Co.	(52,702)
(182)	WW Grainger, Inc.	(36,831)
(1,764)	Wynn Resorts Ltd.	(198,432)
		(1,666,700)
Number of Shares		Value

Consumer, Non-cyclical: (1.1)%
(2,166)	Apollo Group, Inc. *	$(45,313)
(1,868)	Boulder Brands, Inc. *	(24,097)
(1,253)	DeVry, Inc.	(29,734)
(1,500)	Diamond Foods, Inc.	(20,505)
(1,857)	Green Mountain Coffee Roasters, Inc. *	(76,806)
(1,177)	ICU Medical, Inc. *	(71,715)
(2,197)	Iron Mountain, Inc.	(68,217)
(877)	Questcor Pharmaceuticals, Inc.	(23,433)
(2,561)	Safeway, Inc.	(46,328)
(681)	Strayer Education, Inc.	(38,252)
(1,120)	Tenet Healthcare Corp. *	(36,366)
(1,694)	The Kroger Co.	(44,078)
(1,711)	The Western Union Co.	(23,287)
(1,553)	Weight Watchers International, Inc.	(81,315)
		(629,446)
Energy: (0.1)%
(560)	Continental Resources, Inc. *	(41,154)
(2,088)	Synergy Resources Corp. *	(11,254)
		(52,408)
Financial: (0.7)%
(5,292)	City Holding Co.	(184,426)
(255)	Credit Suisse Group A.G. (ADR)	(6,263)
(167)	Deutsche Bank A.G.	(7,396)
(650)	Royal Bank of Scotland Group Plc (ADR) *	(7,014)
(13,230)	TCF Financial Corp.	(160,745)
(1,162)	The Progressive Corp.	(24,518)
(427)	UBS A.G. *	(6,721)
		(397,083)
Industrial: (1.9)%
(2,385)	Advanced Energy Industries, Inc. *	(32,937)
(628)	Analogic Corp.	(46,660)
(3,161)	EnerSys, Inc. *	(118,948)
(1,176)	FARO Technologies, Inc. *	(41,960)
(2,363)	FEI Co.	(131,052)
(12,973)	Flextronics International Ltd. *	(80,562)
(1,993)	Garmin Ltd.	(81,354)
(1,009)	General Cable Corp. *	(30,684)
(623)	General Dynamics Corp.	(43,155)
(1,132)	Huntington Ingalls Industries, Inc.	(49,061)
(2,498)	Jabil Circuit, Inc.	(48,186)
(532)	Kansas City Southern	(44,411)
(399)	Layne Christensen Co. *	(9,684)
(879)	Lockheed Martin Corp.	(81,123)
(1,171)	Northrop Grumman Corp.	(79,136)
(2,664)	Quanex Building Products Corp.	(54,372)
(2,858)	Trex Co., Inc. *	(106,403)
(521)	UTi Worldwide, Inc.	(6,981)
		(1,086,669)

See Notes to Financial Statements

58

Number of Shares		Value

Technology: (1.5)%
(7,868)	Activision Blizzard, Inc.	$(83,558)
(1,823)	AVG Technologies N.V. *	(28,858)
(840)	BMC Software, Inc. *	(33,314)
(335)	Cerner Corp. *	(26,009)
(448)	Concur Technologies, Inc. *	(30,249)
(563)	Cree, Inc. *	(19,131)
(4,420)	Dell, Inc.	(44,775)
(4,702)	Electronic Arts, Inc. *	(68,320)
(982)	First Solar, Inc. *	(30,324)
(2,360)	Hewlett-Packard Co.	(33,630)
(2,320)	Intel Corp.	(47,862)
(73)	Interactive Intelligence Group, Inc. *	(2,448)
(951)	Lexmark International, Inc.	(22,054)
(692)	Linear Technology Corp.	(23,736)
(565)	Mantech International Corp.	(14,656)
(960)	MICROS Systems, Inc. *	(40,742)
(3,755)	Microsoft Corp.	(100,371)
(205)	MicroStrategy, Inc. *	(19,143)
(1,616)	Pitney Bowes, Inc.	(17,194)
(6,068)	RealD, Inc. *	(68,022)
(3,705)	Research In Motion Ltd. *	(44,015)
(364)	Ultimate Software Group, Inc. *	(34,365)
(1,176)	Veeco Instruments, Inc. *	(34,716)
		(867,492)
Total Common Stocks
(Proceeds: $(5,316,534))		(5,398,373)
REAL ESTATE INVESTMENT TRUSTS: (2.7)%
Financial: (2.7)%
(6,174)	CBL & Associates Properties, Inc.	(130,951)
(8,820)	Duke Realty Corp.	(122,333)
(8,820)	First Potomac Realty Trust	(109,015)
(19,404)	Franklin Street Properties Corp.	(238,864)
(10,584)	Host Hotels & Resorts, Inc.	(165,852)
(8,820)	Kimco Realty Corp.	(170,403)
(3,528)	Mack-Cali Realty Corp.	(92,116)
(7,056)	Pennsylvania Real Estate Investment
	Trust	(124,468)
(3,528)	Prologis, Inc.	(128,737)
(3,087)	Realty Income Corp.	(124,128)
(4,410)	Tanger Factory Outlet Centers	(150,822)
Total Real Estate Investment Trusts
(Proceeds: $(1,545,662))		(1,557,689)
Number of Shares		Value

EXCHANGE TRADED FUNDS: (9.2)%
(451)	Consumer Staples Select Sector
	SPDR Fund	$(15,708)
(957)	CurrencyShares Australian Dollar Trust	(99,672)
(1,107)	CurrencyShares Euro Trust *	(144,973)
(5,041)	Direxion Daily Emerging Markets Bull
	3X Shares	(550,880)
(10,000)	Direxion Daily Gold Miners Bull 3x
	Shares *	(110,000)
(8,300)	Direxion Daily S&P 500 Bull 3X *	(725,586)
(15,350)	Direxion Daily Small Cap Bull 3X
	Shares *	(978,870)
(4,750)	Direxion Daily Technology Bull 3X
	Shares *	(231,468)
(608)	Energy Select Sector SPDR Fund	(43,436)
(687)	iShares PHLX SOX Semiconductor
	Sector Index Fund	(35,752)
(5,304)	iShares Russell 2000 Index Fund	(447,074)
(1,155)	iShares Russell Microcap Index Fund	(60,349)
(1,402)	iShares Silver Trust *	(41,149)
(23,100)	Market Vectors Gold Miners ETF ‡	(1,071,610)
(550)	Market Vectors Junior Gold Miners
	ETF ‡	(10,890)
(450)	Market Vectors Oil Services ETF ‡	(17,406)
(923)	Market Vectors Semiconductor ETF ‡	(29,748)
(2,408)	SPDR S&P 500 ETF Trust	(343,188)
(823)	SPDR S&P MidCap 400 ETF Trust	(152,839)
(2,561)	SPDR S&P Oil & Gas Exploration &
	Production ETF	(138,473)
(1,560)	SPDR S&P Retail ETF	(97,360)
(2,558)	Technology Select Sector SPDR Fund	(74,054)
Total Exchange Traded Funds
(Proceeds: $(5,229,368))		(5,420,485)
Total Securities Sold Short
(Proceeds: $(12,091,564))		$(12,376,547)
WRITTEN OPTIONS: (0.0)%
(5,400)	Activision Blizzard, Inc. Call
	($11, expiring 01/19/13)	$(864)
(1,900)	Barnes & Noble, Inc. Put
	($11, expiring 04/20/13)	(808)
(1,900)	Barnes & Noble, Inc. Put
	($13, expiring 01/19/13)	(190)
(1,300)	JC Penney Co., Inc. Put
	($13, expiring 01/19/13)	(4,810)
(1,900)	SPDR S&P 500 ETF Trust Put
	($133, expiring 12/21/13)	(285)
(1,500)	US Airways Group, Inc. Put
	($13, expiring 01/19/13)	(390)
Total Written Options
(Premiums received: $(8,868))		$(7,347)

See Notes to Financial Statements

59

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

ADR	— American Depositary Receipt
ARS	— Argentine Peso
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
KRW	— Korean Won
NVDR	— Non-Voting Depositary Receipt

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $33,783,204.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reservation Alpha Index.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,273,259 which represents 15.8% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $839,800 which represents 1.4% of net assets.
RegS	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,391,439, or 2.4% of net assets.
®	Security is in default

As of December 31, 2012, the Fund held an outstanding swap contract with the following terms:

Credit default swap contract on credit index - Buy Protection

Counterparty	Referenced index	Notional Amount	Termination Date	Payments made by the Fund	Market Value	Upfront Payments Paid	Unrealized Depreciation
	Markit
	iTraxx Corp
	CEEMEA
Credit Suisse	Index	$900,000	12/20/2017	1.00%	$48,535	$(52,695)	$(4,160)

As of December 31, 2012, the Fund held the following open forward foreign currency contract:

Counterparty	Contracts to deliver		In Exchange For		Settlement Date	Unrealized Depreciation
Credit Suisse	UAH	3,757,500	USD	450,000	1/11/13	$(13,889)

UAH	— Ukrainian Hryvnia
USD	— United States Dollar

See Notes to Financial Statements

60

A summary of the Fund’s transactions in securities of affiliates during the year ended December 31, 2012 is set forth below:

Affiliates	Value as of December 31, 2011	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2012
Market Vectors Emerging Markets
High Yield Bond ETF	$—	$790,565	$—	$—	$16,570	$809,100
Market Vectors Emerging Markets
Local Currency Bond ETF	—	937,766	—	—	21,492	1,015,651
Market Vectors Gold Miners ETF(1)	(231,435)	212,616	1,214,656	83,167	—	(1,071,610)
Market Vectors International High
Yield Bond ETF	—	790,517	—	—	12,039	819,543
Market Vectors Junior Gold Miners ETF(1)	—	21,090	30,893	(3,353)	—	(10,890)
Market Vectors Mortgage REIT Income ETF	—	582,710	553,651	(29,060)	27,426	—
Market Vectors Oil Services ETF(1)	—	2,330,054	2,347,562	30,094	—	(17,406)
Market Vectors Retail ETF	—	7,796	7,546	(250)	—	—
Market Vectors Semiconductor ETF(1)	—	116,109	151,848	6,248	—	(29,748)
	$(231,435)	$5,789,223	$4,306,156	$86,846	$77,527	$1,514,640

(1)  Represents short position at December 31, 2012.

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$2,443,337	$—	$—	$2,443,337
Communications	2,665,591	—	—	2,665,591
Consumer, Cyclical	3,123,568	1,577,419	—	4,700,987
Consumer, Non-cyclical	2,821,264	453,771	—	3,275,035
Energy	949,623	417,072	—	1,366,695
Financial	1,920,720	869,572	—	2,790,292
Industrial	701,250	—	—	701,250
Technology	2,304,277	600,582	24,928	2,929,787
Real Estate Investment Trusts	1,921,830	—	—	1,921,830
Asset-Backed Securities	—	34,469	—	34,469
Corporate Bonds*	—	5,844,123	—	5,844,123
Foreign Government Obligations*	—	619,925	—	619,925
Municipal Obligations	—	34,016	—	34,016
Structured Notes	—	839,800	—	839,800
Closed-End Funds	171,950	—	—	171,950
Exchange Traded Funds	7,044,298	—	—	7,044,298
Open-End Funds	7,308,647	4,490,115	—	11,798,762
Money Market Fund	10,758,193	—	—	10,758,193
Total	$44,134,548	$15,780,864	$24,928	$59,940,340
Short positions
Common Stocks*	$(5,398,373)	$—	$—	$(5,398,373)
Real Estate Investment Trusts	(1,557,689)	—	—	(1,557,689)
Exchange Traded Funds	(5,420,485)	—	—	(5,420,485)
Total	$(12,376,547)	$—	$—	$(12,376,547)
Other Financial Instruments
Forward Foreign Currency Contract	$—	$(13,889)	$—	$(13,889)
Swap Contract	—	48,535	—	48,535
Written Options	(7,347)	—	—	(7,347)
Total	$(7,347)	$34,646	$—	$27,299

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

61

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2012:

Common Stocks Long Position
Technology
Balance as of December 31, 2011	$—
Realized gain (loss)	(16,300)
Net change in unrealized appreciation (depreciation)	(13,582)
Purchases	131,562
Sales	(76,752)
Transfers in and/or out of level 3	—
Balance as of December 31, 2012	$24,928

See Notes to Financial Statements

62

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

Principal Amount			Value

BONDS AND NOTES: 88.9%

Brazil: 5.2%
BRL	4,521,000	Banco Votorantim S.A.
		6.25%, 05/16/16 Reg S	$2,545,325
USD	2,350,000	USJ Acucar e Alcool S.A.
		9.88%, 11/09/16 (c) 144A	2,508,625
			5,053,950
Cayman Islands: 2.1%
USD	2,300,000	Marfrig Overseas Ltd.
		9.50%, 05/04/15 (c) Reg S	1,995,250
Costa Rica: 4.4%
CRC	840,000,000	Costa Rica Titulos de Propiedad
		11.50%, 12/21/22 # §	1,800,844
		Costa Rican Bono de
		Estabilizacion Monetaria
	250,000,000	9.20%, 09/10/14 # §	493,659
	1,000,000,000	9.20%, 09/04/19 # §	1,896,910
			4,191,413
Indonesia: 9.3%
		Indonesia Treasury Bonds
IDR	45,000,000,000	6.13%, 05/15/28	4,840,539
	37,500,000,000	6.63%, 05/15/33	4,112,482
			8,953,021
Ireland: 9.8%
USD	1,000,000	Brunswick Rail Finance Ltd.
		6.50%, 11/01/17 144A	1,046,800
RUB	125,000,000	RusHydro JSC via RusHydro
		Finance Ltd.
		7.88%, 10/28/15	4,085,248
	125,000,000	RZD Capital Ltd.
		8.30%, 04/02/19 Reg S	4,254,550
			9,386,598
Mexico: 14.4%
		Mexican Bonos
MXN	53,800,000	6.50%, 06/09/22	4,523,923
	55,000,000	7.75%, 11/13/42	5,023,508
	51,100,000	Petroleos Mexicanos
		7.65%, 11/24/21 Reg S	4,349,685
			13,897,116
Netherlands: 0.6%
USD	700,000	Marfrig Holding Europe BV
		8.38%, 05/09/18 Reg S	600,250
Nigeria: 13.1%
		Nigeria Government Bonds
	400,000,000	10.50%, 03/18/14	2,532,181
NGN	650,000,000	16.00%, 06/29/19	4,909,030
	650,000,000	16.39%, 01/27/22	5,174,191
			12,615,402
Paraguay: 2.5%
USD	2,250,000	Telefonica Celular del Paraguay S.A.
		6.75%, 12/13/17 (c) 144A	2,362,500
Principal Amount			Value

Philippines: 3.8%
		Philippine Government
		International Bonds
PHP	10,000,000	3.90%, 11/26/22	$252,883
	60,000,000	4.95%, 01/15/21	1,616,564
	60,000,000	6.25%, 01/14/36	1,762,656
			3,632,103
South Korea: 3.5%
INR	190,000,000	Export-Import Bank of Korea
		5.50%, 10/22/13 Reg S	3,359,086
Supranational: 7.2%
RUB	130,000,000	Eurasian Development Bank
		8.00%, 10/05/17 Reg S	4,223,128
INR	150,000,000	Inter-American Development
		Bank
		2.50%, 03/11/13	2,699,808
			6,922,936
Turkey: 1.3%
TRY	2,000,000	Turkey Government Bond
		8.50%, 09/14/22	1,278,063
United States: 2.6%
BRL	4,771,261	Morgan Stanley
		5.40%, 05/15/15 144A	2,530,060
Uruguay: 9.1%
		Uruguay Notas del Tesoro
UYU	35,000,000	9.75%, 06/14/14 #	1,808,988
	64,000,000	10.25%, 08/22/15 #	3,320,880
		Uruguay Treasury Bills
	4,500,000	8.52%, 02/13/13 # ^	232,132
	17,000,000	9.07%, 03/27/13 # ^	867,381
	52,500,000	9.92%, 09/09/13 # ^	2,559,471
			8,788,852

Total Bonds and Notes
(Cost: $84,125,951)			85,566,600

Number of Shares

MONEY MARKET FUND: 0.8%
(Cost: $753,723)
	753,723	AIM Treasury Portfolio -
		Institutional Class	753,723
Total Investments: 89.8%
(Cost: $84,879,674)			86,320,323
Other assets less liabilities: 10.2%			9,866,916
NET ASSETS: 100.0%			$96,187,239

See Notes to Financial Statements

63

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

BRL	— Brazilian Real
CRC	— Costa Rican Colón
IDR	— Indonesian Rupiah
INR	— Indian Rupee
MXN	— Mexican Peso
NGN	— Nigerian Naira
PHP	— Philippine Peso
RUB	— Russian Ruble
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $12,980,265 which represents 13.5% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $4,191,413 which represents 4.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,447,985, or 8.8% of net assets.

As of December 31, 2012, the Fund had the following open forward foreign currency contracts:

Counterparty	Contracts to deliver		In Exchange For		Settlement Dates	Unrealized Depreciation
State Street Bank and Trust Company	USD	784,424	MXN	10,000,000	1/7/2013	$(11,080)
State Street Bank and Trust Company	MXN	10,000,000	USD	770,030	1/7/2013	(3,314)
Net unrealized depreciation on forward foreign currency contracts						$(14,394)

MXN — Mexican Peso

USD — United States Dollar

Summary of Investments by Sector (unaudited)	% of Investments	Value
Commercial Banking Institution	3.0%	$2,545,325
Diversified Banking Institution	2.9	2,530,060
Electric - Integrated	4.7	4,085,248
Food - Meat Products	0.7	600,250
Food - Miscellaneous / Diversified	2.3	1,995,250
Government	64.8	55,929,221
Money Market Funds	0.9	753,723
Oil Company - Integrated	5.0	4,349,685
Special Purpose Banks	3.9	3,359,086
Sugar	2.9	2,508,625
Telecom Services	2.7	2,362,500
Transport-Rail	6.2	5,301,350
	100.0%	$86,320,323

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Value
Bonds and Notes*	$—	$85,566,600	$		$85,566,600
Money Market Fund	753,723	—		—	753,723
Total	$753,723	$85,566,600		$—	$86,320,323
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$(14,394)		$—	$(14,394)

*	See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

64

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

Assets:	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund (a)	Multi- Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund
Investments, at value
Unaffiliated issuers (1)	$139,118,718	$139,077,220	$3,842,244,244	$1,252,594,031	$57,296,046	$86,320,323
Affiliated issuers (2)	—	—	—	—	2,644,294	—
Credit default swap contracts, at value (3)	—	—	—	—	48,535	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	337	—	—
Cash	160,000 (b)	8,709	—	20,274	—	923,197
Cash denominated in foreign currency, at value (4)	—	2,354,171	—	—	114,525 1,822,239 (c)
Deposits with broker for securities sold short	—	—	—	—	10,954,499	—
Receivables:
Investments sold	—	—	130,560,979	253,244	1,246,314	3,010,161
Shares of beneficial interest sold	1,564,471	667,695	11,733,639	3,833,211	246,438	5,559,353
Due from Adviser	49,051	—	—	—	—	—
Dividends and interest	190	11,141	1,876,178	666,517	186,548	1,616,941
Foreign tax reclaim	—	—	—	—	1,230	2,167
Prepaid expenses	3,713	17,373	338,250	206,733	1,994	—
Other assets	—	—	1,289	—	5	—
Total assets	140,896,143	142,136,309	3,986,754,579	1,257,574,347	72,740,428	99,254,381
Liabilities:
Securities sold short
Unaffiliated issuers (5)	—	—	—	—	11,246,893	—
Affiliated issuers (6)	—	—	—	—	1,129,654	—
Written options, at value (7)	—	—	—	—	7,347	—
Total return swap contracts, at value	409,228	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	13,889	14,394
Payables:
Dividends on securities sold short	—	—	—	—	12,684	—
Investments purchased	—	2,867,778	—	—	1,152,787	2,836,748
Shares of beneficial interest redeemed	103,758	360,227	11,772,735	5,967,902	112,137	14,240
Due to Adviser	—	68,639	2,672,699	667,175	28,592	147,079
Due to custodian	—	—	—	—	48,386	—
Due to Distributor	7,920	43,954	770,643	449,120	8,029	2,196
Deferred Trustee fees	11,186	19,337	676,143	337,932	13,256	481
Accrued expenses	107,660	466,597	1,559,565	767,335	238,999	52,004
Total liabilities	639,752	3,826,532	17,451,785	8,189,464	14,012,653	3,067,142
NET ASSETS	$140,256,391	$138,309,777	$3,969,302,794	$1,249,384,883	$58,727,775	$96,187,239
Class A Shares:
Net Assets	$53,627,961	$90,832,672	$1,219,827,614	$811,802,224	$35,859,801	$3,601,798
Shares of beneficial interest outstanding	6,490,914	7,017,299	27,954,067	48,302,431	3,949,946	377,739
Net asset value and redemption price per share	$8.26	$12.94	$43.64	$16.81	$9.08	$9.54
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.76	$13.73	$46.30	$17.84	$9.63	$10.12
Class C Shares:
Net Assets		$20,127,157	$418,076,883	$174,907,398	$414,236	$533,255
Shares of beneficial interest outstanding		1,662,359	10,677,864	11,328,027	45,832	56,126
(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$12.11	$39.15	$15.44	$9.04	$9.50
Class I Shares:
Net Assets	$56,868,432	$4,025,161	$1,943,088,171	$166,567,291	$11,180,432	$91,196,870
Shares of beneficial interest outstanding	6,838,062	300,838	43,284,290	8,057,789	1,217,906	9,557,700
Net asset value, offering and redemption price per share	$8.32	$13.38	$44.89	$20.67	$9.18	$9.54
Class Y Shares:
Net Assets	$29,759,998	$23,324,787	$388,310,126	$96,107,970	$11,273,306	$855,316
Shares of beneficial interest outstanding	3,581,659	1,798,242	8,842,083	5,694,304	1,229,885	89,682
Net asset value, offering and redemption price per share	$8.31	$12.97	$43.92	$16.88	$9.17	$9.54
Net Assets consist of:
Aggregate paid in capital	$141,380,227	$150,104,632	$3,757,612,242	$1,024,593,352	$58,313,228	$93,578,889
Net unrealized appreciation (depreciation)	(367,730)	21,765,965	344,624,514	381,386,453	2,396,700	1,422,736
Undistributed (accumulated) net investment income (loss)	(756,106)	43,862	(42,981,051)	(108,627,443)	(853,491)	6,058
Accumulated net realized gain (loss)	—	(33,604,682)	(89,952,911)	(47,967,479)	(1,128,662)	1,179,556
	$140,256,391	$138,309,777	$3,969,302,794	$1,249,384,883	$58,727,775	$96,187,239
(1) of Investments - unaffiliated issuers	$139,109,705	$117,198,380	$3,497,614,876	$871,208,140	$54,652,442	$84,879,674
(2) Cost of Investments - affiliated issuers	$—	$—	$—	$—	$2,518,848	$—
(3) Premiums paid for swap contracts	$—	$—	$—	$—	$52,695	$—
(4) Cost of cash denominated in foreign currency	$—	$2,306,450	$—	$—	$116,126	$1,834,992
(5) Proceeds for securities sold short - unaffiliated issuers	$—	$—	$—	$—	$10,816,848	$—
(6) Proceeds for securities sold short - affiliated issuers	$—	$—	$—	$—	$1,274,716	$—
(7) Premiums received for written options	$—	$—	$—	$—	$8,868	$—

(a)	Represents consolidated Statement of Assets and Liabilities.	(c)	Includes $23,609 segregated for securities sold short and written options.
(b)	Represents segregated cash collateral for swap contracts.

See Notes to Financial Statements

65

VAN ECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	CM Commodity Index Fund (a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund (a)	Multi- Manager Alternatives Fund	Unconstrained Emerging Markets Bond Fund (d)
Income:
Dividends - unaffiliated issuers	$1,958	$1,881,785	$72,039,969	$11,312,328	$512,135	$429
Dividends - affiliated issuers	—	—	—	—	77,527	—
Interest	100,876	—	—	—	296,853	1,713,706
Foreign taxes withheld	(67)	(146,935)	(984,031)	(1,082,542)	(4,604)	(33,242)
Total income	102,767	1,734,850	71,055,938	10,229,786	881,911	1,680,893
Expenses:
Management fees	799,637	787,256	39,394,270	8,311,300	888,052	175,025
Dividends on securities sold short	—	—	—	—	183,177	—
Distribution fees - Class A	109,833	165,149	3,638,071	2,264,703	99,498	2,022
Distribution fees - Class C	—	188,465	4,773,927	1,986,248	651	4,558
Transfer agent fees - Class A	75,987	114,508	2,636,063	1,034,784	78,498	50
Transfer agent fees - Class C	—	56,264	900,508	318,269	42	25
Transfer agent fees - Class I	20,450	14,819	79,360	15,696	13,216	150
Transfer agent fees - Class Y	30,114	27,503	449,125	114,859	18,658	10
Administration fees	—	262,419	—	3,049,520	—	—
Custodian fees	39,543	126,694	445,910	174,609	125,157	40,649
Professional fees	47,280	50,278	296,982	218,260	56,401	22,063
Registration fees - Class A	26,624	21,489	120,291	50,109	21,036	125
Registration fees - Class C	—	18,569	42,097	21,129	26,107	125
Registration fees - Class I	28,272	24,051	104,220	31,176	32,899	125
Registration fees - Class Y	43,102	22,003	67,434	34,099	40,084	125
Reports to shareholders	25,355	21,054	531,133	194,850	28,868	1,161
Insurance	4,947	4,561	207,729	76,567	3,210	—
Trustees’ fees and expenses	16,341	14,672	540,573	260,574	15,307	1,506
Interest	—	252	—	63	71	—
Interest on securities sold short	—	—	—	—	217,460	—
Other	28,547	4,866	56,989	35,275	10,930	302
Total expenses	1,296,032	1,924,872	54,284,682	18,192,090	1,859,322	248,021
Waiver of management fees	(455,615)	(58,027)	(1,581,563)	—	(96,636)	(30,067)
Net expenses	840,417	1,866,845	52,703,119	18,192,090	1,762,686	217,954
Net investment income (loss)	(737,650)	(131,995)	18,352,819	(7,962,304)	(880,775)	1,462,939
Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	(64)	(1,980,125)	(48,418,244)	(28,081,779)	2,313,158	2,228,658
Investments sold - affiliated issuers	—	—	—	—	1,034	—
Capital gain distributions received from other investment companies	—	—	—	—	20,178	—
Net increase from payments from Adviser (See Note 3)	519,638	—	—	—	—	—
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	—	(154,940)	(276,059)	(289,757)	(54,051)	(335,366)
Swap contracts	594,373	—	—	—	(125)	—
Options purchased	—	—	—	—	365,912	—
Written options	—	—	—	—	(876,102)	—
Securities sold short - unaffiliated issuers	—	—	—	—	(1,298,881)	—
Securities sold short - affiliated issuers	—	—	—	—	85,812	—
Net realized gain (loss)	1,113,947	(2,135,065)	(48,694,303)	(28,371,536)	556,935	1,893,292
Net change in unrealized appreciation (depreciation) on:
Investments, options purchased and written options (c)	40,815	28,671,334	128,320,301	(105,408,852)	2,064,133	1,440,649
Forward foreign currency contracts, foreign currency
transactions and foreign denominated assets and liabilities	—	66,285	(6,725)	(2,504)	11,354	(17,913)
Securities sold short	—	—	—	—	(911,874)	—
Swap contracts	(644,400)	—	—	—	(4,160)	—
Net change in unrealized appreciation (depreciation)	(603,585)	28,737,619	128,313,576	(105,411,356)	1,159,453	1,422,736
Net Increase (Decrease) in Net Assets Resulting from Operations	$(227,288)	$26,470,559	$97,972,092	$(141,745,196)	$835,613	$4,778,967

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $104,599 and $6,356 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.
(c)	Net of foreign taxes of $47,084 and $10,128 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.
(d)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.

See Notes to Financial Statements

66

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Fund		Global Hard Assets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income (loss)	$(737,650)	$(267,059)	$(131,995)	$(304,534)	$18,352,819	$(14,417,940)
Net realized gain (loss)	594,309	(5,961,322)	(2,135,065)	2,003,189	(48,694,303)	142,346,332
Net increase from payments from Adviser (See Note 3)	519,638	161,543	—	—	—	—
Net change in unrealized appreciation (depreciation)	(603,585)	235,855	28,737,619	(34,967,340)	128,313,576	(1,016,603,925)
Net increase (decrease) in net assets resulting from operations	(227,288)	(5,830,983)	26,470,559	(33,268,685)	97,972,092	(888,675,533)
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	—	—	(682,084)	(6,819,370)	(1,813,504)
Class C Shares	—	—	—	(231,171)	(2,599,228)	(615,763)
Class I Shares	—	—	—	(38,239)	(10,444,813)	(1,728,410)
Class Y Shares	—	—	—	(147,022)	(2,140,886)	(297,701)
	—	—	—	(1,098,516)	(22,004,297)	(4,455,378)
Net realized gains
Class A Shares	—	—	—	—	(14,692,069)	(9,421,077)
Class C Shares	—	—	—	—	(5,600,181)	(3,187,174)
Class I Shares	—	—	—	—	(22,503,052)	(8,936,249)
Class Y Shares	—	—	—	—	(4,612,519)	(1,539,068)
	—	—	—	—	(47,407,821)	(23,083,568)
Total dividends and distributions	—	—	—	(1,098,516)	(69,412,118)	(27,538,946)
Share transactions:
Proceeds from sale of shares
Class A Shares	45,364,807	53,248,215	50,014,465	17,614,199	333,813,481	1,229,101,277
Class C Shares	—	—	5,368,297	5,586,406	43,715,645	190,194,599
Class I Shares	46,615,103	13,520,494	59,359	7,003	527,209,133	798,333,274
Class Y Shares	28,326,126	15,858,933	15,548,967	22,194,919	292,139,007	353,965,135
	120,306,036	82,627,642	70,991,088	45,402,527	1,196,877,266	2,571,594,285
Reinvestment of dividends and distributions
Class A Shares	—	—	—	562,259	17,531,323	9,286,265
Class C Shares	—	—	—	148,914	5,957,784	2,646,150
Class I Shares	—	—	—	38,239	29,943,307	9,670,099
Class Y Shares	—	—	—	42,473	4,146,811	676,253
	—	—	—	791,885	57,579,225	22,278,767
Cost of shares redeemed
Class A Shares	(27,970,965)	(17,398,570)	(28,366,320)	(49,830,720)	(815,985,968)	(1,234,113,594)
Class C Shares	—	—	(6,403,953)	(9,873,683)	(144,746,914)	(114,818,391)
Class I Shares	(574,902)	(2,513,003)	(678)	—	(278,293,333)	(488,025,009)
Class Y Shares	(6,000,477)	(8,161,099)	(7,253,918)	(15,127,435)	(175,673,747)	(94,402,222)
	(34,546,344)	(28,072,672)	(42,024,869)	(74,831,838)	(1,414,699,962)	(1,931,359,216)
Net increase (decrease) in net assets resulting from share transactions	85,759,692	54,554,970	28,966,219	(28,637,426)	(160,243,471)	662,513,836
Total increase (decrease) in net assets	85,532,404	48,723,987	55,436,778	(63,004,627)	(131,683,497)	(253,700,643)
Net Assets:
Beginning of year	54,723,987	6,000,000	82,872,999	145,877,626	4,100,986,291	4,354,686,934
End of year #	$140,256,391	$54,723,987	$138,309,777	$82,872,999	$3,969,302,794	$4,100,986,291
# Including undistributed (accumulated) net investment income (loss)	$(756,106)	$(745)	$43,862	$(583,072)	$(42,981,051)	$(29,461,460)

*	Commencement of operations

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

67

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	International Investors Gold Fund (a)		Multi-Manager Alternatives Fund		Unconstrained Emerging Markets Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	For the Period July 9, 2012* through December 31, 2012
Operations:
Net investment income (loss)	$(7,962,304)	$(12,844,312)	$(880,775)	$(989,151)	$1,462,939
Net realized gain (loss)	(28,371,536)	59,038,155	556,935	(417,055)	1,893,292
Net change in unrealized appreciation (depreciation)	(105,411,356)	(444,003,092)	1,159,453	(155,867)	1,422,736
Net increase (decrease) in net assets resulting from operations	(141,745,196)	(397,809,249)	835,613	(1,562,073)	4,778,967
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	(15,938,214)	(54,446)	(247,950)	(44,484)
Class C Shares	—	(3,852,183)	(610)	—	(14,554)
Class I Shares	—	(1,480,939)	(21,656)	(63,378)	(1,395,483)
Class Y Shares	—	(1,249,820)	(16,993)	(35,486)	(23,228)
	—	(22,521,156)	(93,705)	(346,814)	(1,477,749)
Net realized gains
Class A Shares	(19,967,893)	—	—	(247,951)	(23,162)
Class C Shares	(4,703,151)	—	—	—	(3,313)
Class I Shares	(3,259,518)	—	—	(63,379)	(661,267)
Class Y Shares	(2,323,855)	—	—	(35,486)	(5,126)
	(30,254,417)	—	—	(346,816)	(692,868)
Total dividends and distributions	(30,254,417)	(22,521,156)	(93,705)	(693,630)	(2,170,617)
Share transactions:
Proceeds from sale of shares
Class A Shares	215,049,553	423,210,840	14,185,314	21,505,821	5,431,195
Class C Shares	38,036,081	76,412,080	414,884	—	2,444,937
Class I Shares	83,366,687	83,975,694	3,499,724	5,041,978	92,260,247
Class Y Shares	70,183,900	103,077,536	11,487,177	9,627,265	3,764,617
	406,636,221	686,676,150	29,587,099	36,175,064	103,900,996
Reinvestment of dividends and distributions
Class A Shares	16,890,667	13,338,644	50,286	431,361	49,192
Class C Shares	3,496,868	2,581,363	603	—	15,768
Class I Shares	3,164,701	1,375,532	9,338	43,434	396,116
Class Y Shares	1,368,352	433,089	12,757	62,249	22,937
	24,920,588	17,728,628	72,984	537,044	484,013
Cost of shares redeemed
Class A Shares	(290,881,867)	(503,517,848)	(19,987,647)	(17,249,690)	(2,001,225)
Class C Shares	(61,141,831)	(75,411,016)	(25)	—	(2,014,271)
Class I Shares	(14,150,959)	(31,544,178)	(3,241,050)	(805,295)	(3,717,358)
Class Y Shares	(42,961,299)	(25,711,778)	(6,597,149)	(3,563,050)	(3,073,266)
	(409,135,956)	(636,184,820)	(29,825,871)	(21,618,035)	(10,806,120)
Net increase (decrease) in net assets resulting from share transactions	22,420,853	68,219,958	(165,788)	15,094,073	93,578,889
Total increase (decrease) in net assets	(149,578,760)	(352,110,447)	576,120	12,838,370	96,187,239
Net Assets:
Beginning of year	1,398,963,643	1,751,074,090	58,151,655	45,313,285	—
End of year #	$1,249,384,883	$1,398,963,643	$58,727,775	$58,151,655	$96,187,239
# Including undistributed (accumulated) net investment income (loss)	$(108,627,443)	$(96,870,777)	$(853,491)	$(708,190)	$6,058

*	Commencement of operations

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

68

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2012		2011(a)
Net asset value, beginning of period	$8.16		$8.88
Income from investment operations:
Net investment loss	(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	0.12		(0.68)
Payment from Adviser	0.04	(d)	0.04	(e)
Total from investment operations	0.10		(0.72)
Net asset value, end of period	$8.26		$8.16
Total return (b)	1.23	%(d)	(8.11	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$53,628		$36,031
Ratio of gross expenses to average net assets	1.39%		1.66%
Ratio of net expenses to average net assets	0.95%		0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%		0.95%
Ratio of net investment loss to average net assets	(0.86)%		(0.91)%
Portfolio turnover rate	0%		0%

	Class I
	Year Ended December 31,
	2012		2011(a)
Net asset value, beginning of year	$8.19		$8.88
Income from investment operations:
Net investment loss	(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	0.13		(0.68)
Payment from Adviser	0.04	(d)	0.04	(e)
Total from investment operations	0.13		(0.69)
Net asset value, end of year	$8.32		$8.19
Total return (b)	1.59	%(d)	(7.77	)%(e)

Ratios/Supplemental Data
Net assets, end of year (000’s)	$56,868		$11,245
Ratio of gross expenses to average net assets	1.01%		1.71%
Ratio of net expenses to average net assets	0.65%		0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%		0.65%
Ratio of net investment loss to average net assets	(0.56)%		(0.61)%
Portfolio turnover rate	0%		0%

(a)	Inception date for the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2012, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(e)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

69

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2012		2011 (a)
Net asset value, beginning of period	$8.18		$8.88
Income from investment operations:
Net investment loss	(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	0.12		(0.69)
Payment from Adviser	0.04	(d)	0.05	(e)
Total from investment operations	0.13		(0.70)
Net asset value, end of period	$8.31		$8.18
Total return (b)	1.59	%(d)	(7.88	)%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$29,760		$7,448
Ratio of gross expenses to average net assets	1.30%		1.56%
Ratio of net expenses to average net assets	0.70%		0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%		0.70%
Ratio of net investment loss to average net assets	(0.60)%		(0.66)%
Portfolio turnover rate	0%		0%

(a)	Inception date for the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2012, 0.49% of the Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser. (See Note 3).
(e)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

70

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2012	2011		2010	2009		2008
Net asset value, beginning of year	$9.92	$13.69		$10.71	$4.86		$16.49
Income from investment operations:
Net investment income (loss)	0.01	(0.01	)(b)	(0.04)	(0.02)		— (d)
Net realized and unrealized gain (loss) on investments	3.01	(3.63)		3.06	5.81		(11.23)
Payment from Adviser	—	—		—	0.06	(c)	—
Total from investment operations	3.02	(3.64)		3.02	5.85		(11.23)
Less dividends and distributions from:
Net investment income	—	(0.13)		(0.04)	—		(0.01)
Net realized gains	—	—		—	—		(0.39)
Total dividends and distributions	—	(0.13)		(0.04)	—		(0.40)
Net asset value, end of year	$12.94	$9.92		$13.69	$10.71		$4.86
Total return (a)	30.44%	(26.58)%		28.17%	120.37	%(c)	(68.12)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$90,833	$52,253		$108,019	$91,059		$31,768
Ratio of gross expenses to average net assets	1.67%	1.76%		1.74%	1.81%		1.80%
Ratio of net expenses to average net assets	1.67%	1.76%		1.74%	1.81%		1.80%
Ratio of net expenses, excluding interest expense, to average net assets	1.67%	1.76%		1.74%	1.81%		1.80%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.11)%		(0.31)%	(0.26)%		0.03%
Portfolio turnover rate	92%	94%		110%	63%		48%

	Class C
	Year Ended December 31,
	2012	2011		2010	2009		2008
Net asset value, beginning of year	$9.36	$13.01		$10.26	$4.68		$16.06
Income from investment operations:
Net investment loss	(0.09)	(0.10	)(b)	(0.10)	(0.06)		(0.09)
Net realized and unrealized gain (loss) on investments	2.84	(3.42)		2.89	5.58		(10.89)
Payment from Adviser	—	—		—	0.06	(c)	—
Total from investment operations	2.75	(3.52)		2.79	5.58		(10.98)
Less dividends and distributions from:
Net investment income	—	(0.13)		(0.04)	—		(0.01)
Net realized gains	—	—		—	—		(0.39)
Total dividends and distributions	—	(0.13)		(0.04)	—		(0.40)
Net asset value, end of year	$12.11	$9.36		$13.01	$10.26		$4.68
Total return (a)	29.38%	(27.05)%		27.16%	119.23	%(c)	(68.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$20,127	$16,611		$27,859	$19,487		$7,807
Ratio of gross expenses to average net assets	2.61%	2.70%		2.61%	2.97%		2.49%
Ratio of net expenses to average net assets	2.50%	2.50%		2.48%	2.49%		2.49%
Ratio of net expenses, excluding interest expense, to average net assets	2.50%	2.50%		2.48%	2.49%		2.49%
Ratio of net investment loss to average net assets	(0.78)%	(0.86)%		(1.07)%	(0.92)%		(0.61)%
Portfolio turnover rate	92%	94%		110%	63%		48%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(d)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

71

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$10.21	$14.01	$10.91	$4.92		$16.49
Income from investment operations:
Net investment income	0.05	0.05 (c)	0.02	0.06		0.06
Net realized and unrealized gain (loss) on investments	3.12	(3.72)	3.12	5.86		(11.23)
Payment from Adviser	—	—	—	0.07	(d)	—
Total from investment operations	3.17	(3.67)	3.14	5.99		(11.17)
Less dividends and distributions from:
Net investment income	—	(0.13)	(0.04)	—		(0.01)
Net realized gains	—	—	—	—		(0.39)
Total dividends and distributions	—	(0.13)	(0.04)	—		(0.40)
Net asset value, end of year	$13.38	$10.21	$14.01	$10.91		$4.92
Total return (b)	31.05%	(26.19)%	28.75%	121.75	%(d)	(67.82)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,025	$3,019	$4,079	$3,097		$1,708
Ratio of gross expenses to average net assets	2.31%	2.22%	2.23%	2.54%		1.96%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.24%		1.16%
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.25%	1.25%	1.24%		1.15%
Ratio of net investment income to average net assets	0.43%	0.38%	0.18%	0.56%		1.29%
Portfolio turnover rate	92%	94%	110%	63%		48%

	Class Y
	Year Ended December 31,
	2012	2011		2010(a)
Net asset value, beginning of period	$9.92	$13.68		$11.30
Income from investment operations:
Net investment income (loss)	0.04	(0.06	)(c)	(0.03)
Net realized and unrealized gain (loss) on investments	3.01	(3.57)		2.45
Total from investment operations	3.05	(3.63)		2.42
Less dividends from:
Net investment income	—	(0.13)		(0.04)
Net asset value, end of period	$12.97	$9.92		$13.68
Total return (b)	30.75%	(26.53)%		21.48	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,325	$10,990		$5,920
Ratio of gross expenses to average net assets	1.51%	2.08%		1.73	%(f)
Ratio of net expenses to average net assets	1.51%	1.70%		1.70	%(f)
Ratio of net expenses, excluding interest expense,to average net assets	1.51%	1.70%		1.70	%(f)
Ratio of net investment income (loss) to averagenet assets	0.14%	(0.54)%		(0.77	)%(f)
Portfolio turnover rate	92%	94%		110	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.
(e)	Not annualized
(f)	Annualized

See Notes to Financial Statements

72

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of year	$43.34	$52.33		$40.92		$26.84		$48.52
Income from investment operations:
Net investment income (loss)	0.05	(0.18	)(b)	(0.20	)(b)	(0.15)		(0.07)
Net realized and unrealized gain (loss) on investments	1.03	(8.52)		11.83		14.22		(21.61)
Payment from Adviser	—	—		—		0.01	(c)	—
Total from investment operations	1.08	(8.70)		11.63		14.08		(21.68)
Less dividends and distributions from:
Net investment income	(0.25)	(0.05)		(0.22)		—		—
Net realized gains	(0.53)	(0.24)		—		—		—
Total dividends and distributions	(0.78)	(0.29)		(0.22)		—		—
Net asset value, end of year	$43.64	$43.34		$52.33		$40.92		$26.84
Total return (a)	2.49%	(16.63)%		28.43%		52.46	%(c)	(44.68)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,219,828	$1,673,303		$2,085,492		$1,240,769		$410,617
Ratio of gross expenses to average net assets	1.45%	1.37%		1.43%		1.49%		1.46%
Ratio of net expenses to average net assets	1.38%	1.37%		1.40%		1.46%		1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.38%	1.37%		1.40%		1.46%		1.45%
Ratio of net investment income (loss) to average net assets	0.32%	(0.36)%		(0.47)%		(0.62)%		(0.17)%
Portfolio turnover rate	27%	40%		66%		86%		73%

	Class C
	Year Ended December 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of year	$39.29	$47.82		$37.70		$24.92		$45.41
Income from investment operations:
Net investment loss	(0.29)	(0.51	)(b)	(0.48	)(b)	(0.34)		(0.46)
Net realized and unrealized gain (loss) on investments	0.93	(7.73)		10.82		13.11		(20.03)
Payment from Adviser	—	—		—		0.01	(c)	—
Total from investment operations	0.64	(8.24)		10.34		12.78		(20.49)
Less dividends and distributions from:
Net investment income	(0.25)	(0.05)		(0.22)		—		—
Net realized gains	(0.53)	(0.24)		—		—		—
Total dividends and distributions	(0.78)	(0.29)		(0.22)		—		—
Net asset value, end of year	$39.15	$39.29		$47.82		$37.70		$24.92
Total return (a)	1.63%	(17.23)%		27.44%		51.28	%(c)	(45.12)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$418,077	$515,433		$557,023		$358,114		$139,234
Ratio of gross expenses to average net assets	2.21%	2.12%		2.16%		2.30%		2.20%
Ratio of net expenses to average net assets	2.20%	2.12%		2.16%		2.26%		2.20%
Ratio of net expenses, excluding interest expense, to average net assets	2.20%	2.12%		2.16%		2.26%		2.19%
Ratio of net investment loss to average net assets	(0.48)%	(1.10)%		(1.23)%		(1.42)%		(0.92)%
Portfolio turnover rate	27%	40%		66%		86%		73%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities.

See Notes to Financial Statements

73

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2012	2011	2010		2009		2008
Net asset value, beginning of year	$44.40	$53.40	$41.59		$27.14		$48.91
Income from investment operations:
Net investment income (loss)	0.37	0.01 (c)	(0.02	)(c)	(0.04)		0.15
Net realized and unrealized gain (loss) on investments	0.90	(8.72)	12.05		14.48		(21.92)
Payment from Adviser	—	—	—		0.01	(d)	—
Total from investment operations	1.27	(8.71)	12.03		14.45		(21.77)
Less dividends and distributions from:
Net investment income	(0.25)	(0.05)	(0.22)		—		—
Net realized gains	(0.53)	(0.24)	—		—		—
Total dividends and distributions	(0.78)	(0.29)	(0.22)		—		—
Net asset value, end of year	$44.89	$44.40	$53.40		$41.59		$27.14
Total return (b)	2.86%	(16.31)%	28.93%		53.24	%(d)	(44.51)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,943,088	$1,637,440	$1,650,962		$639,887		$25,648
Ratio of gross expenses to average net assets	1.02%	1.01%	1.05%		1.10%		1.17%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of net investment income (loss) to average net assets	0.76%	0.02%	(0.04)%		(0.32)%		0.31%
Portfolio turnover rate	27%	40%	66%		86%		73%

	Class Y
	Year Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of period	$43.50	$52.41	$43.69
Income from investment operations:
Net investment income (loss)	0.35	0.01 (c)	(0.03	)(c)
Net realized and unrealized gain (loss) on investments	0.85	(8.63)	8.97
Total from investment operations	1.20	(8.62)	8.94
Less dividends and distributions from:
Net investment income	(0.25)	(0.05)	(0.22)
Net realized gains	(0.53)	(0.24)	—
Total dividends and distributions	(0.78)	(0.29)	(0.22)
Net asset value, end of period	$43.92	$43.50	$52.41
Total return (b)	2.76%	(16.45)%	20.47	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$388,310	$274,811	$61,210
Ratio of gross expenses to average net assets	1.16%	1.17%	1.10	%(f)
Ratio of net expenses to average net assets	1.13%	1.13%	1.10	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.13%	1.10	%(f)
Ratio of net investment income (loss) to average net assets	0.65%	0.01%	(0.10	)%(f)
Portfolio turnover rate	27%	40%	66	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share, consisted of a payment by the Adviser in connection with past market timing activities.
(e)	Not annualized
(f)	Annualized

See Notes to Financial Statements

74

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of year	$19.08		$24.70		$18.92		$11.98		$17.82
Income from investment operations:
Net investment loss	(0.10	)(b)	(0.16	)(b)	(0.22	)(b)	(0.07)		(0.13)
Net realized and unrealized gain (loss) on investments	(1.75)		(5.15)		9.78		7.58		(5.12)
Payment from Adviser	—		—		—		0.11	(c)	—
Total from investment operations	(1.85)		(5.31)		9.56		7.62		(5.25)
Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)		(0.68)		(0.09)
Net realized gains	(0.42)		—		(1.69)		—		(0.50)
Total dividends and distributions	(0.42)		(0.31)		(3.78)		(0.68)		(0.59)
Net asset value, end of year	$16.81		$19.08		$24.70		$18.92		$11.98
Total return (a)	(9.61)%		(21.52)%		50.99%		63.75	%(c)	(29.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$811,802		$988,039		$1,359,014		$799,296		$436,565
Ratio of gross expenses to average net assets	1.29%		1.20%		1.25%		1.43%		1.45%
Ratio of net expenses to average net assets	1.29%		1.20%		1.25%		1.43%		1.45%
Ratio of net expenses, excluding interest expense, to average net assets	1.29%		1.20%		1.25%		1.43%		1.45%
Ratio of net investment loss to average net assets	(0.52)%		(0.68)%		(0.98)%		(1.10)%		(0.76)%
Portfolio turnover rate	30%		24%		33%		19%		30%

	Class C
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of year	$17.71		$23.13		$18.01		$11.45		$17.21
Income from investment operations:
Net investment loss	(0.22	)(b)	(0.31	)(b)	(0.36	)(b)	(0.04)		(0.30)
Net realized and unrealized gain (loss) oninvestments	(1.63)		(4.80)		9.26		7.08		(4.87)
Payment from Adviser	—		—		—		0.10	(c)	—
Total from investment operations	(1.85)		(5.11)		8.90		7.14		(5.17)
Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)		(0.58)		(0.09)
Net realized gains	(0.42)		—		(1.69)		—		(0.50)
Total dividends and distributions	(0.42)		(0.31)		(3.78)		(0.58)		(0.59)
Net asset value, end of year	$15.44		$17.71		$23.13		$18.01		$11.45
Total return (a)	(10.36)%		(22.11)%		49.89%		62.52	%(c)	(29.54)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$174,907		$221,214		$285,973		$131,609		$54,419
Ratio of gross expenses to average net assets	2.09%		1.96%		1.95%		2.31%		2.20%
Ratio of net expenses to average net assets	2.09%		1.96%		1.95%		2.27%		2.20%
Ratio of net expenses, excluding interest expense,to average net assets	2.09%		1.96%		1.95%		2.27%		2.20%
Ratio of net investment loss to average net assets	(1.33)%		(1.43)%		(1.68)%		(1.94)%		(1.49)%
Portfolio turnover rate	30%		24%		33%		19%		30%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

See Notes to Financial Statements

75

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of year	$23.28		$29.97		$22.34		$14.05		$17.95
Income from investment operations:
Net investment income (loss)	(0.04	)(c)	(0.10	)(c)	(0.20	)(c)	0.46		(0.04)
Net realized and unrealized gain (loss) on investments	(2.15)		(6.28)		11.61		8.42		(3.27)
Payment from Adviser	—		—		—		0.14	(d)	—
Total from investment operations	(2.19)		(6.38)		11.41		9.02		(3.31)
Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)		(0.73)		(0.09)
Net realized gains	(0.42)		—		(1.69)		—		(0.50)
Total dividends and distributions	(0.42)		(0.31)		(3.78)		(0.73)		(0.59)
Net asset value, end of year	$20.67		$23.28		$29.97		$22.34		$14.05
Total return (b)	(9.34)%		(21.30)%		51.47%		64.34	%(d)	(18.02	)%(e)

Ratios/Supplemental Data
Net assets, end of year (000’s)	$166,567		$111,604		$86,982		$6,125		$12
Ratio of gross expenses to average net assets	0.96%		0.91%		1.01%		3.11%		1.17%
Ratio of net expenses to average net assets	0.96%		0.91%		1.00%		1.00%		1.00%
Ratio of net expenses, excluding interest expense, to average net assets	0.96%		0.91%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets	(0.20)%		(0.35)%		(0.74)%		(0.66)%		(0.25)%
Portfolio turnover rate	30%		24%		33%		19%		30%

	Class Y
	Year Ended December 31,
	2012		2011		2010 (a)
Net asset value, beginning of period	$19.12		$24.72		$21.56
Income from investment operations:
Net investment income (loss)	(0.06	)(c)	(0.08	)(c)	(0.14	)(c)
Net realized and unrealized gain (loss) on investments	(1.76)		(5.21)		7.08
Total from investment operations	(1.82)		(5.29)		6.94
Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)
Net realized gains	(0.42)		—		(1.69)
Total dividends and distributions	(0.42)		(0.31)		(3.78)
Net asset value, end of period	$16.88		$19.12		$24.72
Total return (b)	(9.44)%		(21.42)%		32.59	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$96,108		$78,106		$19,105
Ratio of gross expenses to average net assets	1.08%		1.10%		1.11	%(g)
Ratio of net expenses to average net assets	1.08%		1.10%		1.11	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.08%		1.10%		1.11	%(g)
Ratio of net investment loss to average net assets	(0.31)%		(0.34)%		(0.82	)%(g)
Portfolio turnover rate	30%		24%		33	%(f)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of Class I total return resulted from settlement payments received from third parties by the Fund.
(e)	Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of the net assets represented by the class. In the absence of such redemptions the total return would have been lower.
(f)	Not annualized
(g)	Annualized

See Notes to Financial Statements

76

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of period	$ 8.97	$ 9.30	$ 9.00	$ 8.88
Income from investment operations:
Net investment loss	(0.18)	(0.17)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.30	(0.06)	0.51	0.16
Total from investment operations	0.12	(0.23)	0.42	0.12
Less dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.03)	—
Net realized gains	—	(0.05)	(0.09)	—
Total dividends and distributions	(0.01)	(0.10)	(0.12)	—
Net asset value, end of period	$ 9.08	$ 8.97	$ 9.30	$ 9.00
Total return (b)	1.38%	(2.38)%	4.67%	1.35	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$35,860	$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets(e)	2.95%	2.52%	2.59%	3.03	%(d)
Ratio of net expenses to average net assets(e)	2.95%	2.52%	2.59%	2.56	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets(e)	2.30%	2.24%	2.28%	2.40	%(d)
Ratio of net investment loss to average net assets	(1.57)%	(1.94)%	(1.33)%	(1.13	)%(d)
Portfolio turnover rate	242%	249%	275%	75	%(c)

	Class C
	Period Ended December 31,
	2012(f)
Net asset value, beginning of period	$ 9.21
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(0.15)
Total from investment operations	(0.16)
Less distributions from:
Net investment income	(0.01)
Net asset value, end of period	$ 9.04
Total return (b)	(1.69	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$414
Ratio of gross expenses to average net assets(e)	42.99	%(d)
Ratio of net expenses to average net assets(e)	3.64	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets(e)	2.94	%(d)
Ratio of net investment loss to average net assets(e)	(0.65	)%(d)
Portfolio turnover rate	242	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(f)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.

See Notes to Financial Statements

77

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of period	$ 9.04	$ 9.33	$ 9.01	$ 8.88
Income from investment operations:
Net investment loss	(0.13)	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.28	(0.09)	0.49	0.18
Total from investment operations	0.15	(0.19)	0.44	0.13
Less dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.03)	—
Net realized gains	—	(0.05)	(0.09)	—
Total dividends and distributions	(0.01)	(0.10)	(0.12)	—
Net asset value, end of period	$ 9.18	$ 9.04	$ 9.33	$ 9.01
Total return (b)	1.70%	(1.95)%	4.89%	1.46	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,180	$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets (e)	2.81%	2.25%	2.35%	2.94	%(d)
Ratio of net expenses to average net assets (e)	2.60%	2.23%	2.31%	2.30	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	1.95%	1.95%	2.00%	2.15	%(d)
Ratio of net investment income (loss) to average net assets (e)	(1.17)%	(1.18)%	(1.05)%	0.89	%(d)
Portfolio turnover rate	242%	249%	275%	75	%(c)

	Class Y
	Year Ended December 31,
	2012	2011	2010(f)
Net asset value, beginning of period	$ 9.02	$ 9.32	$ 9.12
Income from investment operations:
Net investment loss	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.19	(0.14)	0.35
Total from investment operations	0.16	(0.20)	0.32
Less dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.03)
Net realized gains	—	(0.05)	(0.09)
Total dividends and distributions	(0.01)	(0.10)	(0.12)
Net asset value, end of period	$ 9.17	$ 9.02	$ 9.32
Total return (b)	1.82%	(2.06)%	3.51	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,273	$6,232	$385
Ratio of gross expenses to average net assets (e)	3.09%	2.35%	2.28	%(d)
Ratio of net expenses to average net assets (e)	2.62%	2.28%	2.27	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.00%	2.00%	1.95	%(d)
Ratio of net investment loss to average net assets (e)	(1.07)%	(1.81)%	(1.48	)%(d)
Portfolio turnover rate	242%	249%	275	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(f)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

See Notes to Financial Statements

78

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class A
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$ 8.88
Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.98
Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)
Total dividends and distributions	(0.32)
Net asset value, end of period	$ 9.54
Total return (b)	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,602
Ratio of gross expenses to average net assets	1.67	%(d)
Ratio of net expenses to average net assets	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(d)
Ratio of net investment income to average net assets	5.88	%(d)
Portfolio turnover rate	190	%(c)

	Class C
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$ 8.88
Income from investment operations:
Net investment income	0.37
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.94
Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)
Total dividends and distributions	(0.32)
Net asset value, end of period	$ 9.50
Total return (b)	10.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$533
Ratio of gross expenses to average net assets	2.81	%(d)
Ratio of net expenses to average net assets	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95	%(d)
Ratio of net investment income to average net assets	4.80	%(d)
Portfolio turnover rate	190	%(c)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

79

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Class I
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$ 8.88
Income from investment operations:
Net investment income	0.23
Net realized and unrealized gain on investments	0.75
Total from investment operations	0.98
Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)
Total dividends and distributions	(0.32)
Net asset value, end of period	$ 9.54
Total return (b)	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$91,197
Ratio of gross expenses to average net assets	1.03	%(d)
Ratio of net expenses to average net assets	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(d)
Ratio of net investment income to average net assets	6.67	%(d)
Portfolio turnover rate	190	%(c)

	Class Y
	For the Period Ended December 31, 2012 (a)
Net asset value, beginning of period	$ 8.88
Income from investment operations:
Net investment income	0.43
Net realized and unrealized gain on investments	0.55
Total from investment operations	0.98
Less dividends and distributions from:
Net investment income	(0.24)
Net realized gains	(0.08)
Total dividends and distributions	(0.32)
Net asset value, end of period	$ 9.54
Total return (b)	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$855
Ratio of gross expenses to average net assets	1.74	%(d)
Ratio of net expenses to average net assets	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(d)
Ratio of net investment income to average net assets	5.78	%(d)
Portfolio turnover rate	190	%(c)

(a)	For the period July 9, 2012 (commencement of operations) through December 31, 2012.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

80

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of six portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Unconstrained Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Effective December 31, 2012, Van Eck Absolute Return Advisers Corporation (“VEARA”) has replaced Van Eck Associates Corporation (“VEAC”) as the investment adviser of the CM Commodity Index Fund and its Cayman subsidiary. VEARA is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the Commodity Futures Trading Commission (“CFTC”) as a Commodity Pool Operator and Commodity Trading Adviser under the Commodity Exchange Act of 1936, as amended. VEARA is a wholly-owned subsidiary of VEAC, and collectively with VEAC is referred to as the “Adviser”.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Closed-end publicly listed fund investments are valued at the official market closing price. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Futures contracts are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee appointed by the Board of Trustees. The Pricing
81

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs in the valuation methods used to measure fair value. The fair hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Commodity Series Fund I Subsidiary and the Gold Series Fund I Subsidiary are currently wholly-owned subsidiaries of the CM Commodity Index Fund and International Investors Gold Fund, respectively. The Subsidiaries act as investment vehicles for the CM Commodity Index Fund and International Investors Gold Fund in order to effect certain investments on behalf of the Funds. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2012, the CM Commodity Index Fund and International Investors Gold Fund held $25,283,383 and $79 in their Subsidiaries, representing 18% and 0% of each Fund’s net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiaries of the CM Commodity Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For US tax purposes, a CFC is not subject to US income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the CM Commodity Fund and the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
82

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for the Unconstrained Emerging Markets Bond Fund which is declared and paid monthly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Securities Sold Short—The Global Hard Assets Fund, the Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities in the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained for the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund and the Unconstrained Emerging Markets Bond Fund did not have any short sales during the year ended December 31, 2012. Securities sold short in the Multi-Manager Alternatives Fund held at December 31, 2012 are reflected in the Schedule of Investments.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class- specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

H.	Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes held at December 31, 2012 are reflected in the Schedules of Investments.

I.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

J.	Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2012 are reflected in the Schedules of Investments.

K.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser
83

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedules of Investments.

At December 31, 2012, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

	Asset derivatives
		Foreign
	Credit Risk	Currency Risk
International Investors Gold Fund
Foreign forward currency contracts[1]	$—	$511
Multi-Manager Alternatives Fund
Swap contracts[2]	48,535	—

	Liability derivatives
	Commodity		Foreign
	Futures Risk	Equity risk	Currency Risk
CM Commodity Index Fund
Swap contracts[3]	$409,228	$—	$—
International Investors Gold Fund
Foreign forward currency contracts[1]	—	—	174
Multi-Manager Alternatives Fund
Written options[4]	—	7,347	—
Foreign forward currency contracts[5]			13,889
Unconstrained Emerging Markets Fund
Foreign forward currency contracts[5]	—	—	14,394

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts
[2]	Statement of Assets and Liabilities location: Credit default swap contracts, at value
[3]	Statement of Assets and Liabilities location: Total return swap contracts, at value
[4]	Statement of Assets and Liabilities location: Written options, at value
[5]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2012, were as follows:

	Commodity			Foreign
	Futures Risk	Credit risk	Equity risk	Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[6]	$594,373	$—	$—	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[7]	(644,400)	—	—	—
Emerging Markets Fund
Realized gain (loss):
Foreign forward currency contracts[8]	—	—	—	(1,260)
International Investors Gold Fund
Realized gain (loss):
Foreign forward currency contracts[8]	—	—	—	(3,182)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[9]	—	—	—	337
Multi-Manager Alternatives Fund
Realized gain (loss):
Swap contracts[6]	—	(125)	—	—
Written options[10]	—	—	(876,102)	—
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[9]	—	—	—	(13,889)
Swap contracts[7]	—	(4,160)	—	—
Written options[11]	—	—	142,078	—
Unconstrained Emerging Markets Fund
Realized gain (loss):
Foreign forward currency contracts[8]	—	—	—	(455,758)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[9]	—	—	—	(14,394)
84

[6]	Statement of Operations location: Net realized gain (loss) on swap contracts
[7]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[8]	Statement of Operations location: Net realized loss on foreign currency transactions and foreign denominated assets and liabilities
[9]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[10]	Statement of Operations location: Net realized loss on written options
[11]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. Total return swap position held by the CM Commodity Index Fund at December 31, 2012 is reflected in the Schedule of Investments. The average monthly notional amount of the total return swaps in the CM Commodity Index Fund was $108,721,333 during the year ended December 31, 2012.

Credit Default Swaps—The Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Credit default swaps at December 31, 2012 are reflected in the Schedule of Investments. The Multi-Manager Alternatives Fund held credit default swaps for one month during the year ended December 31, 2012 of which the notional amount reflected in the Schedule of Investments is indicative of the average volume of swap activity for that one month period. The Multi-Manager Alternatives Fund entered into a credit default swap contract for investment purposes, to manage its credit risk and to provide protection against defaults of the issuers. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain in the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

85

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Multi-Manager Alternatives Fund had the following transactions in put and call options written during the year ended December 31, 2012:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2011	(78)	$(382,044)
Options written	(1,117)	(810,728)
Options exercised	136	4,372
Options expired	351	33,484
Options closed	569	1,146,048

Options outstanding at December 31, 2012	(139)	$(8,868)

Futures Contracts—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. CM Commodity Index Fund and Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts during the year ended December 31, 2012.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Forward foreign currency contracts at December 31, 2012 are reflected in the Schedule of Investments. The Multi-Manager Alternatives Fund and International Investors Gold Fund had forward foreign currency contracts for one month during the year ended December 31, 2012 which is indicative of the average market value for that one month period. Unconstrained Emerging Markets Bond Fund had forward foreign currency contracts with an average value of $(47,311) for the period July 9, 2012 (commencement of operations) through December 31, 2012.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for CM Commodity Index Fund and Emerging Markets Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives a management fee from Unconstrained Emerging Markets Bond Fund at an annual rate of 0.80% of the first $1.5 billion of average daily net assets of the Fund and 0.75% of average daily net assets of the Fund in excess of $1.5 billion. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in underlying funds (exchange traded funds, open and closed end mutual funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund.

As of December 31, 2012, the Multi-Manager Alternatives Fund had seven sub-advisers, Coe Capital Management, LLC, Horizon Kinetics, LLC, Keypoint Capital Management, LLC, Millrace Asset Group, Inc., Riverpark, LLC, SW Asset Management, and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

86

The Adviser offsets the management fees it charges the Multi-Manager Alternatives Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser. For the year ended December 31, 2012, the Adviser waived management fees charged by $4,369 due to such investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, through May 1, 2013, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the year ended December 31, 2012, are as follows:

		Waiver of
	Expense Cap	Management fees
CM Commodity Index Fund
Class A	0.95%	$189,198
Class I	0.65	155,282
Class Y	0.70	111,135
Emerging Markets Fund
Class A	1.95%	$—
Class C	2.50	20,425
Class I	1.25	37,602
Class Y	1.70	—
Global Hard Assets Fund
Class A	1.38%	$1,024,335
Class C	2.20	44,005
Class I	1.00	412,143
Class Y	1.13	101,080
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	—
Class I	1.00	—
Class Y	1.20	—
Multi-Manager Alternatives Fund
Class A	2.40%	—
Class C+	3.15	$26,129
Class I	1.95	27,269
Class Y	2.00	43,238
Unconstrained Emerging Markets Bond Fund*
Class A	1.25%	$3,490
Class C	1.95	3,900
Class I	0.95	17,435
Class Y	1.00	5,242

+	Inception date of Class C was April 30, 2012.
*	Commencement of operations of the Unconstrained Emerging Markets Bond Fund was July 9, 2012.

The Adviser has agreed to reimburse the CM Commodity Index Fund for certain swap trading costs as follows:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
CM Commodity Index Fund	$519,638	$161,543

This reimbursement is reflected in the Statement of Operations and Statement of Changes as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2012, the Adviser received $262,419 from Emerging Markets Fund and $3,049,520 from International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2012, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $2,969,906 in sales loads relating to the sale of shares of the Funds, of which $2,568,032 was reallowed to broker/dealers and the remaining $401,874 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

87

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2012 were as follows:

	Cost of
	Investments	Proceeds from
Fund	Purchased	Investments Sold
Emerging Markets Fund	$107,435,245	$89,506,566
Global Hard Assets Fund	1,020,884,845	1,151,657,219
International Investors Gold Fund	397,213,886	402,942,996
Multi-Manager Alternatives Fund	96,679,778	95,776,666
Unconstrained Emerging Markets Bond Fund	173,085,355	91,352,974

*	For the year ended December 31, 2012, proceeds of short sales and the cost of purchases of short sale covers for the Multi-Manager Alternatives Fund aggregated $46,034,525 and $48,556,729, respectively.

Note 5—Income Taxes—As of December 31, 2012, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Cost of	Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Investments	Appreciation	Depreciation	Appreciation

CM Commodity Index Fund	$139,109,705	$9,626	$(613)	$9,013
Emerging Markets Fund	118,175,304	25,838,910	(4,936,994)	20,901,916
Global Hard Assets Fund	$3,575,810,418	497,672,714	(231,238,888)	266,433,826
International Investors Gold Fund	987,876,780	358,880,022	(94,162,771)	264,717,251
Multi-Manager Alternatives Fund	58,670,272	2,228,238	(958,170)	1,270,068
Unconstrained Emerging Markets Bond Fund	84,972,465	1,671,637	(323,779)	1,347,858

At December 31, 2012, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Undistributed		Qualified	Other	Unrealized
	Ordinary	Long-Term	Accumulated	Late-Year	Temporary	Appreciation
Fund	Income	Capital Gains	Capital Losses	Losses	Difference	(Depreciation)	Total
CM Commodity Index Fund	$636,430	$—	$—	$—	$(1,392,539)	$(367,727)	$(1,123,836)
Emerging Markets Fund	879,961	—	(33,444,629)	—	(19,338)	20,789,151	(11,794,855)
Global Hard Assets Fund	—	—	—	(54,132,219)	(676,142)	266,498,913	211,690,552
International Investors Gold Fund	4,516,381	—	(40,727,090)	(3,377,305)	(337,931)	264,717,476	224,791,531
Multi-Manager Alternatives Fund	—	—	—	(433,966)	(13,253)	861,766	414,547
Unconstrained Emerging
Markets Bond Fund	1,264,492	—	—	—	(481)	1,344,339	2,608,350

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended	Year Ended
Emerging Markets Fund	December 31, 2012	December 31, 2011
Ordinary income	$—	$1,098,516
Global Hard Assets Fund
Ordinary income	$22,004,296	$4,394,965
Long term capital gains	47,407,821	23,143,981
Total	$69,412,117	$27,538,946
International Investors Gold Fund
Ordinary income	$86,991	$22,446,308
Long term capital gains	30,167,426	74,848
Total	$30,254,417	$22,521,156
Multi-Manager Alternatives Fund
Ordinary income	$—	$489,686
Long term capital gains	93,705	203,944
Total	$93,705	$693,630
Unconstrained Emerging Markets Bond Fund
Ordinary income*	$2,170,617	$—

*	Include short term capital gains
88

Net qualified late-year losses incurred after October 31, 2012 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2012, the Funds intend to defer to January 1, 2013 for federal tax purpose qualified late year losses as follows:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Global Hard Assets Fund	$175,277	$53,956,942
International Investors Gold Fund	—	3,377,305
Multi-Manager Alternatives Fund	30,079	403,887

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2012, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
Emerging Markets Fund	$3,972,335	$765,049	$28,707,245
International Investors Gold Fund	40,727,090	—	—

During the year ended December 31, 2012, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, and distribution reclassifications, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/ Decrease in Accumulated Net Investment Income/Loss	Increase/ Decrease in Accumulated Net Realized Gain/Loss	Increase/ Decrease in Aggregate Paid in Capital
CM Commodity Index Fund	$(17,711)	$(1,113,947)	$1,131,658
Emerging Markets Fund	758,929	(628,799)	(130,130)
Global Hard Assets Fund	(9,868,113)	(13,200,853)	23,068,966
International Investors Gold Fund	(3,794,362)	(16,191,040)	19,985,402
Multi-Manager Alternatives Fund	829,179	(227,528)	(601,651)
Unconstrained Emerging Markets Bond Fund	20,868	(20,868)	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2011), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Swap agreements entered into by the CM Commodity Index Fund and the Multi-Manager Alternatives Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty

89

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Fund. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The Multi-Manager Alternatives Fund and the Unconstrained Emerging Market Bond Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Multi-Manager Alternatives Fund and the Unconstrained Emerging Markets Bond Fund may invest in closed-ends funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do no utilize leverage.

At December 31, 2012, the Adviser owned approximately 96% of Class I of the Emerging Markets Fund, 7% of Class A, 6% of Class C and 24% of Class I of the Multi-Manager Alternatives Fund, 20% of Class C and 20% of Class Y of Unconstrained Emerging Markets Bond Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Class A
Shares sold	5,452,376	5,984,010	4,243,655	1,403,250
Shares reinvested	—	—	24	56,708
Shares redeemed	(3,378,451)	(2,017,471)	(2,494,117)	(4,083,647)
Net increase (decrease)	2,073,925	3,966,539	1,749,562	(2,623,689)

Class C
Shares sold	—	—	486,282	460,240
Shares reinvested	—	—	34	15,957
Shares redeemed	—	—	(599,434)	(841,831)
Net decrease	—	—	(113,118)	(365,634)

Class I
Shares sold	5,532,823	1,538,074	5,239	709
Shares reinvested	—	—	—	3,749
Shares redeemed	(67,977)	(277,471)	(54)	—
Net increase	5,464,846	1,260,603	5,185	4,458

Class Y
Shares sold	3,398,931	1,767,128	1,330,505	1,832,509
Shares reinvested	—	—	—	4,293
Shares redeemed	(727,788)	(969,225)	(639,860)	(1,161,817)
Net increase	2,671,143	797,903	690,645	674,985
90

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Class A
Shares sold	7,518,328	23,736,746	11,754,148	18,323,894
Shares reinvested	403,297	214,613	1,041,932	685,401
Shares redeemed	(18,574,265)	(25,199,346)	(16,274,131)	(22,245,432)
Net decrease	(10,652,640)	(1,247,987)	(3,478,051)	(3,236,137)

Class C
Shares sold	1,084,128	3,965,667	2,268,851	3,551,441
Shares reinvested	152,685	67,428	234,838	143,132
Shares redeemed	(3,677,298)	(2,561,997)	(3,665,539)	(3,570,609)
Net increase (decrease)	(2,440,485)	1,471,098	(1,161,850)	123,964

Class I
Shares sold	11,896,908	15,569,236	3,775,708	3,019,708
Shares reinvested	669,573	218,028	158,791	57,917
Shares redeemed	(6,163,831)	(9,824,132)	(670,591)	(1,186,389)
Net increase	6,402,650	5,963,132	3,263,908	1,891,236

Class Y
Shares sold	6,492,546	7,046,872	3,887,091	4,467,361
Shares reinvested	94,784	15,571	84,051	22,218
Shares redeemed	(4,062,033)	(1,913,621)	(2,362,467)	(1,176,695)
Net increase	2,525,297	5,148,822	1,608,675	3,312,884

	Multi-Manager Alternatives Fund		Unconstrained Emerging Markets Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended July 9, 2012* through December 31, 2012

Class A
Shares sold	1,536,334	2,312,930	588,360
Shares reinvested	5,557	48,263	5,258
Shares redeemed	(2,194,223)	(1,876,996)	(215,879)
Net increase (decrease)	(652,332)	484,197	377,739

Class C+
Shares sold	45,768	—	272,121
Shares reinvested	67	—	1,724
Shares redeemed	(3)	—	(217,719)
Net increase	45,832	—	56,126

Class I
Shares sold	392,390	549,300	9,914,221
Shares reinvested	1,021	4,820	42,133
Shares redeemed	(354,000)	(88,172)	(398,654)
Net increase	39,411	465,948	9,557,700

Class Y
Shares sold	1,256,576	1,031,722	418,559
Shares reinvested	1,396	6,964	2,507
Shares redeemed	(718,827)	(389,223)	(331,384)
Net increase	539,145	649,463	89,682

*	Commencement of operations
+	Inception date of Class C of the Multi-Manager Alternatives Fund was April 30, 2012.
91

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2012, the following Funds borrowed under this Facility:

	Days	Average Daily	Weighted Average
Fund	Outstanding	Loan Balance	Interest Rate
Emerging Markets Fund	5	$1,271,355	1.45%
International Investors Gold Fund	1	1,577,400	1.46
Multi-Manger Alternatives Fund	15	118,817	1.46

The Funds had no outstanding loan balances at December 31, 2012.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the year ended December 31, 2012, the Funds had no securities lending activity.

Note 12—Recent Accounting Pronouncements—The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements and the Schedules of Investments, if applicable.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011-11 and its impact on the Funds’ financial statements.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to December 31, 2012:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Unconstrained Emerging Markets Bond Fund
Class A	1/23/13	1/22/13	1/23/13	$0.035
Class C	1/23/13	1/22/13	1/23/13	$0.035
Class I	1/23/13	1/22/13	1/23/13	$0.035
Class Y	1/23/13	1/22/13	1/23/13	$0.035
Unconstrained Emerging Markets Bond Fund
Class A	2/21/13	2/20/13	2/21/13	$0.050
Class C	2/21/13	2/20/13	2/21/13	$0.050
Class I	2/21/13	2/20/13	2/21/13	$0.050
Class Y	2/21/13	2/20/13	2/21/13	$0.050
92

VAN ECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Van Eck Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) of Van Eck Funds (comprising, respectively, CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Multi-Manager Alternatives Fund and Unconstrained Emerging Markets Bond Fund) (the “Funds”), as of December 31, 2012, and the related statements of operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), the statements of changes in net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Van Eck Funds (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) at December 31, 2012, the results of their operations (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund), the changes in their net assets (consolidated as it relates to CM Commodity Index Fund and International Investors Gold Fund) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2013

93

VAN ECK FUNDS

TAX INFORMATION

(unaudited)

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction in 2012.

Global Hard Assets Fund	100%
Multi-Manager Alternatives Fund	100%

94

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Formerly Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 65 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 59 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 53 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	60	Director, SmartBrief, Inc.

Robert L. Stelzl 67 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
95

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2005	Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 49	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.
96

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited)

CM Commodity Index Fund (the “Fund”)

Approval of New Advisory Agreement

Since commencement of operations of the Fund, Van Eck Associates Corporation (“VEA”) has served as the investment adviser of the Fund pursuant to an advisory agreement (the “Initial Agreement”) between VEA and Van Eck Funds (the “Trust”). At an in-person meeting held on December 18-19, 2012, the Board took action to permit Van Eck Absolute Return Advisers Corporation (“VEARA”) to replace VEA as the investment adviser of the Fund by approving a new advisory agreement (the “New Agreement”) between VEARA and the Trust with respect to the Fund. VEARA is a wholly owned subsidiary of VEA and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Unlike VEA, VEARA is also registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) and commodity trading adviser under the Commodity Exchange Act of 1936, as amended (the “CEA”).

In approving the New Agreement, the Board considered the fact that the CFTC has adopted rules that require an investment adviser of a registered investment company (such as the Fund) to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests (the “New CFTC Regulations”). The Board determined that, in light of the New CFTC Regulations, it would be appropriate to permit VEA to transfer to VEARA all of VEA’s rights and obligations under the Initial Agreement with respect to the Fund. The New Agreement is designed to give effect to this transfer.

Prior to taking action to approve the New Agreement, the Board considered information that had been provided at the meeting of the Board held on June 28-29, 2012 at which the Board most recently approved the Initial Agreement, as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the New Agreement. In addition to the factors considered in June 2012, the Board considered the following: (1) VEARA is registered with the SEC as an investment adviser under the Advisers Act and with the CFTC as a CPO under the CEA and, therefore, may serve as the investment adviser of the Fund consistent with applicable laws and regulations of the SEC and CFTC; (2) the terms of the New Agreement, including the fees payable thereaunder, are substantially the same as the terms of the Initial Agreement; (3) the transfer of investment management responsibilities from VEA to VEARA will not affect the day-to-day operations or investment strategies of the Fund and will not result in any changes to the identity of the individuals responsible for managing the portfolio of the Fund; and (4) VEA has agreed to guarantee the performance of VEARA’s obligations under the New Agreement.

The Board did not consider any single factor as controlling in determining whether to approve the New Agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the New Agreement is in the interests of shareholders of the Fund, and accordingly, approved the New Agreement.

Multi-Manager Alternatives Fund (the “Fund”)

Approval of New Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on December 15-16, 2011 and March 14-15, 2012 (collectively, the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with KeyPoint Capital Management, LLC (“KeyPoint”), to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the

97

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(unaudited) (continued)

New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of KeyPoint’s investment management team have over thirty years of experience in the real estate industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying a long/short strategy involving public real estate securities.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into each sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into a sub-advisory agreement with the New Sub-adviser.

Multi-Manager Alternatives Fund (the “Fund”)

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by a board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on September 27-28, 2012 (the “Meeting”), the Board of Trustees of the Fund (the “Board”), which is comprised exclusively of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with Horizon Asset Management LLC, to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

98

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of the New Sub-adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-adviser is experienced in high-yield, fixed income strategies.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

Approval of New Sub-Advisory Agreement with Tiburon

At an in-person meeting held on September 27-28, 2012 (the “Meeting”), the Board considered authorizing the Adviser to enter into a new sub-advisory agreement (the “New Agreement”) with Tiburon Capital Management, LLC (“Tiburon”) for an initial two-year term. The Board reviewed and considered information that had been provided at the in-person meeting held on June 29-30, 2011 at which the Board approved an initial sub-advisory agreement between the Adviser and Tiburon (the “Initial Agreement”), as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the New Agreement. This information included, among other things, a description of the terms of the New Agreement, the services to be provided and fee to be paid thereunder; and information regarding any changes that may occur following the Transaction (as defined below) to Tiburon’s organization, personnel, investment strategies, or key compliance procedures.

In considering whether to approve the New Agreement with Tiburon, in addition to the factors discussed above in connection with the approval of the Initial Agreement, the Board evaluated the following factors: (1) the terms of the Initial Agreement and New Agreement, including with respect to the sub-advisory rate to be charged for sub-advisory services, will be identical (other than the effective dates thereof); (2) Tiburon has represented to the Board that the transaction pursuant to which Gray & Company would acquire control of Tiburon (the “Transaction”) will not result in a change to the key personnel responsible for managing the assets of the Fund or the investment processes, strategies, or compliance policies and procedures of Tiburon; and (3) Tiburon has represented that Gray & Company offers Tiburon a more robust operational, administrative and compliance infrastructure. Prior to taking action to approve the New Agreement, the Board met with a representative of Tiburon.

The Board concluded that, after the closing of the Transaction, Tiburon will continue to be qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies and that the fees payable to Tiburon for its services are reasonable. Accordingly, the Board approved the New Agreement and authorized the Adviser to enter into the New Agreement with Tiburon effective upon the closing.

99

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Van ECK GLOBAL Since 1955

Investment Adviser: Distributor:	Van Eck Associates Corporation Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $180,000 for 2012 and $155,500 for 2011.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2012 and $0 for 2011.

c)   Tax Fees

     Ernst & Young billed tax fees of $35,750 for 2012 and $29,770 for 2011.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date  March 8, 2013
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 8, 2013
     ---------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------

Date  March 8, 2013
     ---------------